UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

       Investment Company Act file number 811-04149

 Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

  Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000

Date of fiscal year end:2/28

Date of reporting period: 02/28/14

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

TAX-FREE INCOME

Franklin Tax-Free Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin Michigan Tax-Free		Financial Highlights and
		Municipal Bond Market		Income Fund	37	Statements of Investments	87
		Overview	4	Franklin Minnesota Tax-Free		Financial Statements	156
		Investment Strategy and		Income Fund	47	Notes to Financial Statements	166
		Manager’s Discussion	6	Franklin Ohio Tax-Free		Report of Independent
		Franklin Arizona Tax-Free		Income Fund	57	Registered Public
		Income Fund	7	Franklin Oregon Tax-Free		Accounting Firm	182
		Franklin Colorado Tax-Free		Income Fund	67	Tax Information	183
		Income Fund	17	Franklin Pennsylvania		Board Members and Officers	184
		Franklin Connecticut Tax-Free		Tax-Free Income Fund	77
		Income Fund	27			Shareholder Information	189

Annual Report

Municipal Bond Market Overview

For the 12-month period ended February 28, 2014, the municipal bond market declined in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, had a -0.21% total return for the 12-month period.1, 2 In comparison, the Barclays U.S. Treasury Index had a 12-month return of -0.88%.1, 2

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off — municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. Municipal bond and Treasury markets showed little reaction to the news initially, but prices in both markets increased substantially during the first two months of 2014.

Other factors contributed to municipal bond price declines during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports from rating agencies and research organizations mentioned under-funded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout

4 | Annual Report

from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, non-traditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -16.99% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.1, 2

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
2. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Arizona Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Arizona Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report Fund covers the fiscal year ended .

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.52 on February 28, 2013, to $10.80 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.00 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 90.

Annual Report | 7

Dividend Distributions*
Franklin Arizona Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.65	3.11	3.75
April	3.65	3.11	3.75
May	3.60	3.06	3.70
June	3.55	3.02	3.64
July	3.55	3.02	3.64
August	3.55	3.02	3.64
September	3.62	3.15	3.70
October	3.75	3.28	3.83
November	3.77	3.30	3.85
December	3.77	3.30	3.86
January	3.77	3.30	3.86
February	3.77	3.30	3.86
Total	44.00	37.97	45.08

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

4.01% based on an annualization of the 3.77 cent per share February dividend and the maximum offering price of $11.28 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Arizona personal income tax bracket of 46.14% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.45% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Arizona’s economy continued to improve during the 12 months under review. The state’s troubled housing market, which collapsed during the last recession, strengthened as housing prices rose. These gains helped dramatically decrease the number of homes with mortgages greater than their property prices as homeowners regained equity lost during the real estate crash. Arizona also boasted one of the nation’s lowest percentages of foreclosed homes for sale. The state’s job market also improved. In 2013, Arizona’s employment growth outpaced the national rate. The state’s chronically high unemployment rate dropped to a six-year low of 7.3% at period-end based on strong growth in

8 | Annual Report

the private sector, a reduction in the size of the work force and some long-term unemployed not being tallied in surveys.3 In comparison, the national unemployment rate ended the period at 6.7%.3

The enacted fiscal year 2014 budget was balanced and modestly increased total spending, primarily on education, child welfare and protection services, and programs for the developmentally disabled. Lawmakers used federal assistance for the state Medicaid program to reduce long-term pressure on the general fund. The governor submitted a budget plan for fiscal year 2015 that called for increased spending on social service programs, education funding and infrastructure improvements. The proposal also included additional support for the state’s budget stabilization fund. The governor based spending hikes on a projection showing that tax collections could improve and help the budget achieve structural balance by the end of the governor’s term in January 2015. In contrast, lawmakers released a competing projection showing that Arizona would not achieve structural balance in the near future and also raised the possibility of the state’s finances heading toward a deficit.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. The state had moderate debt levels, with net tax-supported debt of $902 per capita and 2.5% of personal income, compared with the national medians of $1,074 and 2.8%.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Arizona’s issuer rating of AA-and upgraded its outlook to positive from stable.5 The rating reflected S&P’s view of the state’s diverse economy, adequate per-capita personal income, strong financial position and moderate debt burden. S&P noted that challenges included cyclical finances, restricted operational flexibility resulting from voter initiatives and a potential for structural imbalance. The upgraded outlook reflected S&P’s view of Arizona’s improved budget stabilization fund balances and debt issuance plans.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that

Portfolio Breakdown
Franklin Arizona Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Utilities	21.4%
Hospital & Health Care	20.0%
Tax-Supported	14.5%
Subject to Government Appropriations	13.7%
Higher Education	9.4%
Other Revenue	6.1%
Transportation	4.5%
Refunded	4.3%
General Obligation	3.3%
Housing	2.8%

*Does not include short-term investments and other
net assets.

Annual Report | 9

have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alter-
native minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

10 | Annual Report

Performance Summary as of 2/28/14

Franklin Arizona Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTAZX)		Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$0.72	$10.80	$11.52
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4400
Class C (Symbol: FAZIX)		Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$0.72	$10.96	$11.68
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3797
Advisor Class (Symbol: FAZZX)		Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$0.72	$10.83	$11.55
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4508

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.37%	+31.34%	+48.54%
Average Annual Total Return[2]		-6.51%	+4.69%	+3.58%
Avg. Ann. Total Return (3/31/14)[3]		-5.44%	+4.85%	+3.67%
Distribution Rate[4]	4.01%
Taxable Equivalent Distribution Rate[5]	7.45%
30-Day Standardized Yield[6]	3.44%
Taxable Equivalent Yield[5]	6.39%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.87%	+27.94%	+40.74%
Average Annual Total Return[2]		-3.81%	+5.05%	+3.48%
Avg. Ann. Total Return (3/31/14)[3]		-2.60%	+5.19%	+3.55%
Distribution Rate[4]	3.61%
Taxable Equivalent Distribution Rate[5]	6.70%
30-Day Standardized Yield[6]	3.05%
Taxable Equivalent Yield[5]	5.66%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.26%	+32.30%	+49.72%
Average Annual Total Return[2]		-2.26%	+5.76%	+4.12%
Avg. Ann. Total Return (3/31/14)[3]		-1.12%	+5.90%	+4.19%
Distribution Rate[4]	4.28%
Taxable Equivalent Distribution Rate[5]	7.95%
30-Day Standardized Yield[6]	3.73%
Taxable Equivalent Yield[5]	6.93%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Arizona personal income tax rate of 46.14%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +30.61% and +4.83%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

14 | Annual Report

Your Fund’s Expenses

Franklin Arizona Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,059.50	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$1,056.90	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$1,060.90	$2.76
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Annual Report

Franklin Colorado Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.44 on February 28, 2013, to $11.66 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 45.50 cents per share for the same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 98.

Annual Report | 17

Dividend Distributions*
Franklin Colorado Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.67	3.09	3.77
April	3.67	3.09	3.77
May	3.67	3.09	3.77
June	3.67	3.11	3.77
July	3.67	3.11	3.77
August	3.67	3.11	3.77
September	3.82	3.30	3.91
October	3.87	3.35	3.96
November	3.92	3.40	4.01
December	3.92	3.41	4.01
January	3.95	3.44	4.04
February	4.00	3.49	4.09
Total	45.50	38.99	46.64

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.94% based on an annualization of the 4.00 cent per share February dividend and the maximum offering price of $12.18 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Colorado personal income tax bracket of 46.20% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Colorado’s economy continued to expand during the 12 months under review. The state enjoyed strong employment growth, particularly in the Denver metropolitan area, which attracted businesses from the technology, telecommunications and energy industries. Many of these businesses were drawn to the area’s highly educated workforce, low cost of doing business and rapid rate of in-migration. A real estate boom also contributed to Colorado’s economic expansion. Home sales and prices increased for much of the reporting period. Higher prices, cold weather and the holiday season, however, slowed sales in the fourth quarter of 2013. The overall gains helped Colorado’s unemployment rate stay below the nation’s during the fiscal year. The state’s unemployment rate fell to 6.1% from 7.1% over the period, while the national rate ended the period at 6.7%.3

18 | Annual Report

The enacted fiscal year 2014 budget recognized that revenue outperformance during the period was likely one-time in nature and ensured that some of the new spending was on one-time items. Lawmakers allocated additional funding for K-12 and higher education, infrastructure construction and maintenance, health services and child welfare, and economic development initiatives such as tourism promotion and incentives for companies to relocate to or expand their workforce in the state. Additionally, the fiscal year 2014 budget increased Colorado’s allocation to the general fund reserve. The governor submitted a budget proposal for fiscal year 2015 that restored funding for agencies that had endured budget cuts resulting from the need for emergency funding to address a series of wildfires and floods. Highlights of the proposal included increased spending on education, corrections and emergency recovery efforts, and increasing the general fund reserve. The governor based the spending recommendations on forecasts that the state’s economy could continue to strengthen. Near period-end, the governor released an updated budget proposal reflecting that sales tax collections from Colorado’s recently legalized marijuana market exceeded lawmakers’ expectations. The updated proposal allocated additional funding for substance abuse prevention and treatment programs. Analysts noted, however, that continued strong revenue collections could trigger a constitutional requirement that surplus revenue be returned to taxpayers as a refund.

Colorado’s constitution prohibits the state from issuing long-term general obligation debt, but the state has issued general fund appropriation-backed lease revenue debt for general purposes. Colorado’s debt levels were lower than most states, with net tax-supported debt at $525 per capita and 1.2% of personal income, compared with the $1,074 and 2.8% national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its Colorado issuer rating of AA with a stable outlook.5 The rating and outlook reflected S&P’s view of the state’s strong economic fundamentals that included above-average income, employment and population trends, history of making midyear budget adjustments as required by quarterly revenue forecasts, good financial performance and low debt levels. According to S&P, challenges included a high level of unfunded pension liabilities and a track record of funding less than the required pension contribution, as well as constitutional restrictions and voter initiatives that limit tax revenue growth and spending flexibility.

Portfolio Breakdown
Franklin Colorado Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Hospital & Health Care	19.0%
Tax-Supported	16.3%
Subject to Government Appropriations	15.0%
Utilities	14.9%
Higher Education	12.2%
Refunded	10.1%
Other Revenue	4.9%
General Obligation	4.1%
Transportation	3.5%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service

Annual Report | 19

and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alter-
native minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

20 | Annual Report

Performance Summary as of 2/28/14

Franklin Colorado Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRCOX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$11.66	$12.44
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4550
Class C (Symbol: FCOIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$11.78	$12.56
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3899
Advisor Class (Symbol: FCOZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.77	$11.66	$12.43
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4664

Annual Report | 21

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.56%	+33.17%	+47.11%
Average Annual Total Return[2]		-6.68%	+4.98%	+3.49%
Avg. Ann. Total Return (3/31/14)[3]		-5.70%	+4.94%	+3.54%
Distribution Rate[4]	3.94%
Taxable Equivalent Distribution Rate[5]	7.32%
30-Day Standardized Yield[6]	3.32%
Taxable Equivalent Yield[5]	6.17%
Total Annual Operating Expenses[7]	0.65%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.07%	+29.56%	+39.27%
Average Annual Total Return[2]		-4.01%	+5.32%	+3.37%
Avg. Ann. Total Return (3/31/14)[3]		-2.87%	+5.29%	+3.44%
Distribution Rate[4]	3.56%
Taxable Equivalent Distribution Rate[5]	6.62%
30-Day Standardized Yield[6]	2.92%
Taxable Equivalent Yield[5]	5.43%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.39%	+33.78%	+47.79%
Average Annual Total Return[2]		-2.39%	+5.99%	+3.98%
Avg. Ann. Total Return (3/31/14)[3]		-1.39%	+5.95%	+4.05%
Distribution Rate[4]	4.21%
Taxable Equivalent Distribution Rate[5]	7.82%
30-Day Standardized Yield[6]	3.57%
Taxable Equivalent Yield[5]	6.64%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index includes reinvestment of any income or distributions. It differs from the
Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 23

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Colorado personal income tax rate of 46.20%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.39% and +5.19%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

24 | Annual Report

Your Fund’s Expenses

Franklin Colorado Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,059.70	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$1,056.20	$6.22
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$1,060.20	$2.91
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

26 | Annual Report

Franklin Connecticut Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.43 on February 28, 2013, to $10.65 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 38.29 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 106.

Annual Report | 27

Dividend Distributions*
Franklin Connecticut Tax-Free Income Fund
3/1/13-2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	2.99	2.46	3.09
April	2.99	2.46	3.09
May	2.99	2.46	3.09
June	2.99	2.48	3.08
July	2.99	2.48	3.08
August	3.19	2.68	3.28
September	3.24	2.77	3.32
October	3.29	2.82	3.37
November	3.34	2.87	3.42
December	3.39	2.93	3.48
January	3.42	2.96	3.51
February	3.47	3.01	3.56
Total	38.29	32.38	39.37

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.74% based on an annualization of the 3.47 cent per share February dividend and the maximum offering price of $11.12 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Connecticut personal income tax bracket of 47.45% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Connecticut’s economy continued to show signs of improvement during the 12 months under review. The state’s above-average reliance on economically sensitive industries such as finance, insurance and real estate slowed the pace of its recovery. The troubled housing market had mixed results during the period. Foreclosure and housing permit issuance levels worsened, but home sales and prices improved. Connecticut’s persistently elevated unemployment rate fell to a five-year low of 7.0% at period-end.3 Most of the gains made in the fourth quarter of 2013 were attributed to employment, rather than job

28 | Annual Report

seekers leaving the labor force. In comparison, the national rate was 6.7% at period-end.3 Near period-end, the governor proposed a series of legislative actions to address unemployment that included borrowing funds for wage subsidy and job placement programs and creating a law that would make it illegal for employers to screen job seekers by their length of unemployment.

Lawmakers used nonrecurring measures including fund transfers, maturity extension of economic recovery notes and appropriation of a sizable portion of the fiscal year 2013 surplus to help bridge a large gap in the enacted fiscal 2014–2015 biennial budget. Other measures the state employed to balance the budget consisted of revenue enhancements without creating new taxes but encompassed reduced transfers for municipal aid, the special transportation fund, as well as spending cuts resulting largely from changes in the Medicaid cost program. Connecticut experienced positive revenue performance in fiscal year 2013 after taxpayers cashed in dividends and capital gains ahead of tax law changes. The governor proposed using an expected budget surplus for tax-free rebates and replenishing the underfunded pension fund. Lawmakers from the state house offered a competing plan that called for tax cuts. Both parties, however, agreed that surplus funds should be used to boost the rainy day fund used for fiscal emergencies and paying down long-term debt.

Connecticut’s above-average reliance on economically sensitive industries has resulted in a historically volatile revenue base and has caused the state to increase the issuance of debt to cover operating deficits during difficult economic periods. In addition, the higher level of debt can largely be attributed to funding education programs and pension liability as mandated by Connecticut, while other states may utilize local government contribution for public programs. As a result, Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.1% of personal income and $5,185 per capita, compared with the 2.8% and $1,074 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) rated the state’s general obligation debt AA with a stable outlook.5 The rating reflected S&P’s view of the state’s diverse economy, high wealth and income levels, flexibility to adjust revenues and manage budget volatility, active monitoring of revenues and expenditures, and adequate operating liquidity. In S&P’s view, despite such strong fundamentals, Connecticut’s cyclical budget performance has caused it to issue debt to help finance operations during recessionary periods. Additionally, S&P expected the state’s significant cost pressure from high debt levels and large unfunded postretirement liabilities to accelerate because of new bond authorizations. The outlook reflected S&P’s expectation that the state will continue to work on restoring fiscal balance over the next two years.

Portfolio Breakdown

Franklin Connecticut Tax-Free Income Fund 2/28/14

% of Total
Long-Term Investments*
Higher Education	29.5%
Hospital & Health Care	20.3%
Utilities	12.4%
General Obligation	9.5%
Other Revenue	8.3%
Refunded	6.4%
Tax-Supported	5.1%
Transportation	3.9%
Housing	3.4%
Subject to Government Appropriations	1.2%

*Does not include short-term investments and other net assets.

Annual Report | 29

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alter-
native minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

30 | Annual Report

Performance Summary as of 2/28/14

Franklin Connecticut Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXCTX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$10.65	$11.43
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3829
Class C (Symbol: FCTIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$10.73	$11.51
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3238
Advisor Class (Symbol: FCNZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$10.64	$11.42
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3937

Annual Report | 31

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.44%	+27.39%	+44.52%
Average Annual Total Return[2]		-7.56%	+4.06%	+3.30%
Avg. Ann. Total Return (3/31/14)[3]		-6.65%	+4.09%	+3.33%
Distribution Rate[4]	3.74%
Taxable Equivalent Distribution Rate[5]	7.12%
30-Day Standardized Yield[6]	3.11%
Taxable Equivalent Yield[5]	5.92%
Total Annual Operating Expenses[7]	0.66%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.94%	+23.99%	+36.87%
Average Annual Total Return[2]		-4.87%	+4.39%	+3.19%
Avg. Ann. Total Return (3/31/14)[3]		-4.06%	+4.44%	+3.22%
Distribution Rate[4]	3.37%
Taxable Equivalent Distribution Rate[5]	6.41%
30-Day Standardized Yield[6]	2.71%
Taxable Equivalent Yield[5]	5.16%
Total Annual Operating Expenses[7]	1.21%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.34%	+27.87%	+45.06%
Average Annual Total Return[2]		-3.34%	+5.04%	+3.79%
Avg. Ann. Total Return (3/31/14)[3]		-2.43%	+5.08%	+3.82%
Distribution Rate[4]	4.02%
Taxable Equivalent Distribution Rate[5]	7.65%
30-Day Standardized Yield[6]	3.35%
Taxable Equivalent Yield[5]	6.37%
Total Annual Operating Expenses[7]	0.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 33

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The
Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Connecticut personal income tax rate of 47.45%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.49% and +4.49%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

34 | Annual Report

Your Fund’s Expenses

Franklin Connecticut Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,050.90	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46
Class C
Actual	$1,000	$1,048.80	$6.30
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21
Advisor Class
Actual	$1,000	$1,051.50	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$2.96

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

36 | Annual Report

Franklin Michigan Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Michigan Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	2.2%
AA	63.2%
A	33.2%
BBB	0.5%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.36 on February 28, 2013, to $11.67 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.61 cents per share for the same period.2 The Performance Summary beginning on page 41 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.96% based on an annualization of the 4.02 cent per share February dividend and the maximum offering price of $12.19 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Michigan personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.33% from a taxable investment to match the

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 112.

Annual Report | 37

Dividend Distributions*
Franklin Michigan Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.42	2.83	3.54
April	3.42	2.83	3.54
May	3.42	2.83	3.54
June	3.42	2.86	3.53
July	3.47	2.91	3.58
August	3.75	3.19	3.86
September	3.83	3.32	3.92
October	3.93	3.42	4.02
November	3.93	3.42	4.02
December	3.98	3.47	4.06
January	4.02	3.51	4.10
February	4.02	3.51	4.10
Total	44.61	38.10	45.81

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Michigan’s troubled economy continued to show signs of recovery during the 12 months under review. Although the state’s economy was diversified, the manufacturing sector still served as a major employment source. During the review period, local car production levels increased thanks to industry cost-cutting efforts, the nation’s economic recovery and pent-up car demand. This resurgence helped push down the persistently high unemployment rate from a high of 9.0% in July and August 2013 to a six-year low of 7.7% at period-end, which was higher than the national 6.7% average.3 Most job sectors expanded during the 12-month period. Improved employment conditions boosted the beleaguered real estate market, which experienced an increase in prices and a decrease in foreclosures.

Lawmakers reported a surplus in fiscal year 2013 after income tax collections exceeded expectations and businesses claimed fewer credits than expected. The income tax gains were recognized as a likely one-time phenomenon that occurred after taxpayers cashed in dividends and capital gains ahead of tax

38 | Annual Report

law changes. The state’s enacted fiscal year 2014 budget maintained structural balance and included a modest increase in total spending, primarily in public education, roads and public transportation, and revenue sharing to communities. The budget also included a deposit to the state’s budget stabilization fund (BSF), which indicated the state’s determination to restore a strong financial profile. Near period-end, the governor presented his budget proposal for fiscal year 2015. Highlights included issuing property tax refunds, increasing revenue sharing payments with cities, increasing funding for education and public safety, and adding to the BSF and a fund used to offset possible losses incurred by Medicaid expansion. Lawmakers also began negotiating revisions to the fiscal year 2014 budget that would reflect unanticipated costs associated with Medicaid expansion and the fiscal year 2013 surplus.

Michigan maintained relatively low debt levels, with net tax-supported debt at $800 per capita and 2.2% of personal income, compared with the national medians of $1,074 and 2.8%.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its rating of AA- and positive outlook on Michigan’s general obligation bonds (GO).5 The rating reflected S&P’s view of the state’s recovering cyclical economic base, improving fund balances, strong cash position, good budget management practices, and moderate debt and pension liability levels. S&P noted that challenges included the state’s weak economic growth over the past decade, cyclical financial pressures and relatively high obligations for other postemployment benefits. S&P’s rating outlook reflected the possibility that the state’s continued economic growth, BSF replenishment and structural alignment of ongoing revenues and expenditures could lead to a rating upgrade within S&P’s two-year horizon. The city of Detroit potentially moved closer to exiting the bankruptcy process after it filed a plan of adjustment at period-end. Independent credit rating agency Moody’s Investors Service left its Aa2 rating and positive outlook unchanged for Michigan debt despite the state’s weakened position under the plan because lawmakers already incorporated some tolerance of the loss into their financial plans.5

Portfolio Breakdown

Franklin Michigan Tax-Free Income Fund 2/28/14

% of Total
Long-Term Investments*
General Obligation	26.3%
Hospital & Health Care	18.8%
Utilities	16.4%
Higher Education	12.3%
Subject to Government Appropriations	9.1%
Refunded	6.4%
Tax-Supported	6.2%
Transportation	4.1%
Housing	0.4%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that

Annual Report | 39

have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate a rating of the Fund.

40 | Annual Report

Performance Summary as of 2/28/14

Franklin Michigan Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTTMX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.69	$11.67	$12.36
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4461
Class C (Symbol: FRMTX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.69	$11.83	$12.52
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3810
Advisor Class (Symbol: FMTFX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.69	$11.70	$12.39
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4581

Annual Report | 41

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.90%	+24.46%	+41.60%
Average Annual Total Return[2]		-6.08%	+3.57%	+3.09%
Avg. Ann. Total Return (3/31/14)[3]		-5.29%	+3.59%	+3.17%
Distribution Rate[4]	3.96%
Taxable Equivalent Distribution Rate[5]	7.33%
30-Day Standardized Yield[6]	3.28%
Taxable Equivalent Yield[5]	6.07%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.42%	+21.08%	+34.07%
Average Annual Total Return[2]		-3.36%	+3.90%	+2.98%
Avg. Ann. Total Return (3/31/14)[3]		-2.67%	+3.92%	+3.05%
Distribution Rate[4]	3.56%
Taxable Equivalent Distribution Rate[5]	6.59%
30-Day Standardized Yield[6]	2.89%
Taxable Equivalent Yield[5]	5.35%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.80%	+25.24%	+42.70%
Average Annual Total Return[2]		-1.80%	+4.60%	+3.62%
Avg. Ann. Total Return (3/31/14)[3]		-1.02%	+4.63%	+3.70%
Distribution Rate[4]	4.21%
Taxable Equivalent Distribution Rate[5]	7.79%
30-Day Standardized Yield[6]	3.68%
Taxable Equivalent Yield[5]	6.81%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 43

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Michigan personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.09% and +3.88%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

44 | Annual Report

Your Fund’s Expenses

Franklin Michigan Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 45

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,057.10	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$1,054.50	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$1,057.40	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

46 | Annual Report

Franklin Minnesota Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Minnesota Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	12.1%
AA	69.2%
A	18.5%
Below Investment Grade	0.1%
Not Rated	0.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Minnesota Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.98 on February 28, 2013, to $12.39 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 39.62 cents per share for the same period.2 The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.16% based on an annualization of the 3.41 cent per share February dividend and the maximum offering price of $12.94 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Minnesota personal

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 119.

Annual Report | 47

Dividend Distributions*
Franklin Minnesota Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.36	2.75	3.47
April	3.36	2.75	3.47
May	3.26	2.65	3.37
June	3.26	2.67	3.36
July	3.16	2.57	3.26
August	3.16	2.57	3.26
September	3.16	2.63	3.26
October	3.36	2.83	3.46
November	3.36	2.83	3.46
December	3.36	2.82	3.46
January	3.41	2.87	3.51
February	3.41	2.87	3.51
Total	39.62	32.81	40.85

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

income tax bracket of 49.35% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.24% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Increased economic activity in Minnesota helped state revenues exceed estimates in 2013. Minnesota’s economic growth rate was projected to outpace the nation’s in 2013 as employment gains, robust housing demand and new construction activity contributed to economic performance. This strength helped the state collect higher-than-expected individual income taxes and net receipts from sales and corporate taxes.

Minnesota’s lower employment rate also signaled the state’s continued recovery from the last recession. During the period, non-farm payrolls reached a prerecession peak following broad gains across job sectors. The state’s unemployment rate fell from 5.3% at the beginning of the period to 4.8% at period-end, well below the 6.7% national rate.3 Construction activity and the

48 | Annual Report

housing market improved during the period. Residential construction lifted construction payrolls, and residential building permits increased at a faster pace than the nation’s. Home sales climbed, housing prices approached their prerecession peak and the number of days a home listing stayed on the market declined. Commercial construction activity received a boost from construction beginning on a nearly $1 billion football stadium. In addition, the Mayo Clinic was in the planning stage to expand its St. Mary’s Hospital. Although the manufacturing sector lagged other job sectors, manufacturing activity grew in the third quarter of 2013, the latest period for which data were available.

Minnesota’s net tax-supported debt was 3.0% of personal income and $1,315 per capita, compared with the national medians of 2.8% and $1,074.4 Independent credit rating agency Moody’s Investors Service assigned Minnesota’s general obligation debt a rating of Aa1 with a stable outlook, which reflected Moody’s view of the state’s revenue growth, strengthened budget reserves and sound financial practices.5 Moody’s also noted Minnesota’s budget management initiatives, which included financing bonds to close the budget gap and adopting pension solutions to increase employee contributions and reduce employee pension benefits. Minnesota’s budget reserves were fully funded for the first time since 2008, and the state forecast a surplus by the end of fiscal year 2015.

Portfolio Breakdown
Franklin Minnesota Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
General Obligation	34.9%
Hospital & Health Care	19.2%
Utilities	13.7%
Higher Education	7.0%
Tax-Supported	6.5%
Transportation	5.9%
Subject to Government Appropriations	5.5%
Housing	3.8%
Refunded	2.6%
Other Revenue	0.9%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Annual Report | 49

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate Moody’s rating of the Fund.

50 | Annual Report

Performance Summary as of 2/28/14

Franklin Minnesota Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMINX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.59	$12.39	$12.98
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3962
Class C (Symbol: FMNIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.59	$12.51	$13.10
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3281
Advisor Class (Symbol: FMNZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.59	$12.40	$12.99
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4085

Annual Report | 51

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.45%	+25.59%	+47.50%
Average Annual Total Return[2]		-5.66%	+3.76%	+3.51%
Avg. Ann. Total Return (3/31/14)[3]		-4.95%	+3.69%	+3.55%
Distribution Rate[4]	3.16%
Taxable Equivalent Distribution Rate[5]	6.24%
30-Day Standardized Yield[6]	2.20%
Taxable Equivalent Yield[5]	4.34%
Total Annual Operating Expenses[7]	0.64%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.97%	+22.24%	+39.64%
Average Annual Total Return[2]		-2.92%	+4.10%	+3.40%
Avg. Ann. Total Return (3/31/14)[3]		-2.31%	+4.01%	+3.44%
Distribution Rate[4]	2.75%
Taxable Equivalent Distribution Rate[5]	5.43%
30-Day Standardized Yield[6]	1.75%
Taxable Equivalent Yield[5]	3.46%
Total Annual Operating Expenses[7]	1.19%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.35%	+26.26%	+48.29%
Average Annual Total Return[2]		-1.35%	+4.77%	+4.02%
Avg. Ann. Total Return (3/31/14)[3]		-0.65%	+4.70%	+4.06%
Distribution Rate[4]	3.40%
Taxable Equivalent Distribution Rate[5]	6.71%
30-Day Standardized Yield[6]	2.46%
Taxable Equivalent Yield[5]	4.86%
Total Annual Operating Expenses[7]	0.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

52 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 53

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Minnesota personal income tax rate of 49.35%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.36% and +4.61%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

54 | Annual Report

Your Fund’s Expenses

Franklin Minnesota Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 55

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,052.20	$3.36
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.31
Class C
Actual	$1,000	$1,048.90	$6.15
Hypothetical (5% return before expenses)	$1,000	$1,018.79	$6.06
Advisor Class
Actual	$1,000	$1,052.60	$2.85
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$2.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

56 | Annual Report

Franklin Ohio Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Ohio Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	2.1%
AA	73.1%
A	20.9%
BBB	2.2%
Below Investment Grade	0.8%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Ohio Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $13.12 on February 28, 2013, to $12.44 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.95 cents per share for the same period.2 The Performance Summary beginning on page 61 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 129.

Annual Report | 57

Dividend Distributions*
Franklin Ohio Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.60	2.98	3.71
April	3.60	2.98	3.71
May	3.60	2.98	3.71
June	3.60	3.00	3.70
July	3.60	3.00	3.70
August	3.60	3.00	3.70
September	3.80	3.26	3.90
October	3.85	3.31	3.95
November	3.90	3.36	4.00
December	3.90	3.36	4.00
January	3.95	3.41	4.05
February	3.95	3.41	4.05
Total	44.95	38.05	46.18

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.65% based on an annualization of the 3.95 cent per share February dividend and the maximum offering price of $12.99 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Ohio personal income tax bracket of 46.66% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.84% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Ohio’s broad economy enjoyed a robust recovery during the 12 months under review. Many major corporations from a variety of high-growth, high-demand sectors headquartered in the Columbus metropolitan area helped drive the state’s economic recovery. Ohio has also benefited in recent years from the recovery in automobile manufacturing and the growing exploration of the Marcellus and Utica oil shales, which have resulted in private investment in drilling, steel manufacturing and natural gas and petroleum processing. These conditions helped push the state’s unemployment rate to a five-year low of 6.5% at period-end.3 Improved labor market conditions stimulated the real estate market, which experienced increased sales and prices and decreased foreclosure levels.

58 | Annual Report

The state’s enacted fiscal 2014–2015 biennial budget included significant tax reform that could negatively impact revenues for the biennium. Key features included a personal income tax rate reduction financed by fiscal year 2013’s general fund balance and a sales tax increase. State officials also planned substantial changes to the key budget drivers, Medicaid and education. The state would fund the budget stabilization fund (BSF) at the 5% target, which independent credit rating agency Standard & Poor’s (S&P) viewed positively for the state’s credit rating. In January 2014, Ohio expanded its Medicaid coverage. Analysts believed the expansion would have minimal impact on the budget because the additional enrollment would be covered by federal funds in fiscal year 2014.

Ohio’s net tax-supported debt, at $1,047 per capita and 2.8% of personal income, was in line with the national medians of $1,074 and 2.8%.4 S&P affirmed Ohio’s AA+ general obligation rating with a stable outlook.5 The rating reflected S&P’s view of the state’s track record of proactive financial and budget management, improved revenue and budget performance, vast and diverse economic base, moderate debt levels and progress in funding other postemployment benefits. The outlook reflected S&P’s assessment of Ohio’s progress in achieving structural budget balance, steady economic growth that has led to revenue stabilization and BSF contributions and proactive responses to budget imbalances.

Portfolio Breakdown
Franklin Ohio Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
General Obligation	27.4%
Hospital & Health Care	15.2%
Higher Education	13.8%
Utilities	11.7%
Refunded	10.9%
Tax-Supported	9.1%
Transportation	5.0%
Other Revenue	3.3%
Subject to Government Appropriations	2.7%
Housing	0.9%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Annual Report | 59

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

60 | Annual Report

Performance Summary as of 2/28/14

Franklin Ohio Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTOIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.68	$12.44	$13.12
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4495
Class C (Symbol: FOITX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.69	$12.58	$13.27
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3805
Advisor Class (Symbol: FROZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.68	$12.44	$13.12
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4618

Annual Report | 61

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.69%	+25.22%	+45.97%
Average Annual Total Return[2]		-5.85%	+3.69%	+3.40%
Avg. Ann. Total Return (3/31/14)[3]		-4.83%	+3.67%	+3.50%
Distribution Rate[4]	3.65%
Taxable Equivalent Distribution Rate[5]	6.84%
30-Day Standardized Yield[6]	2.99%
Taxable Equivalent Yield[5]	5.61%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-2.28%	+21.83%	+38.21%
Average Annual Total Return[2]		-3.23%	+4.03%	+3.29%
Avg. Ann. Total Return (3/31/14)[3]		-2.08%	+4.03%	+3.39%
Distribution Rate[4]	3.25%
Taxable Equivalent Distribution Rate[5]	6.09%
30-Day Standardized Yield[6]	2.58%
Taxable Equivalent Yield[5]	4.84%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-1.59%	+25.84%	+46.78%
Average Annual Total Return[2]		-1.59%	+4.70%	+3.91%
Avg. Ann. Total Return (3/31/14)[3]		-0.49%	+4.70%	+4.00%
Distribution Rate[4]	3.91%
Taxable Equivalent Distribution Rate[5]	7.33%
30-Day Standardized Yield[6]	3.23%
Taxable Equivalent Yield[5]	6.06%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

62 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 63

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Ohio personal income tax rate of 46.66%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.57% and +4.39%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

64 | Annual Report

Your Fund’s Expenses

Franklin Ohio Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 65

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,065.50	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$1,061.90	$6.13
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$1,066.00	$2.82
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

66 | Annual Report

Franklin Oregon Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Oregon Tax-Free Income Fund

seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Oregon Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	13.7%
AA	47.1%
A	24.9%
BBB	8.5%
Below Investment Grade	5.7%
Not Rated	0.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.58 on February 28, 2013, to $11.69 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.39 cents per share for the same period.2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.90% based on an annualization of the 3.97 cent per share February dividend and the maximum offering price of $12.21 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Oregon personal income

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 140.

Annual Report | 67

Dividend Distributions*
Franklin Oregon Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.52	2.92	3.62
April	3.52	2.92	3.62
May	3.52	2.92	3.62
June	3.52	2.95	3.62
July	3.52	2.95	3.62
August	3.52	2.95	3.62
September	3.67	3.15	3.76
October	3.87	3.35	3.96
November	3.92	3.40	4.01
December	3.92	3.42	4.02
January	3.92	3.42	4.02
February	3.97	3.47	4.07
Total	44.39	37.82	45.56

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

tax bracket of 49.38% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.70% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Oregon’s economy grew during the 12 months under review based on a number of economic measures, including industrial production, unemployment rate and wages. Manufacturing activity also increased, which was encouraging given a large manufacturing base. State exports remained near a historical high level and in the housing sector, new housing permits increased as housing starts were notably higher than the lows reached in 2009 and 2010.

The private sector led employment gains, including the construction, professional and business services and mining and logging sectors. Encouragingly, job growth began to spread across more sectors and from Portland to more areas of the state. Job growth accelerated at its fastest pace since the mid-2000s, and

68 | Annual Report

initial unemployment claims declined toward the end of 2013. Although the public sector lost jobs during 2013, the reductions were the lowest in three years. According to the Federal Reserve Bank of Philadelphia, Oregon was one of the leading states in adding jobs in the fourth quarter of 2013 and, as of period-end, Oregon had added jobs in 22 of the past 25 months.

Although Oregon’s economy expanded, tax collections trailed forecasted totals in the second half of 2013 and early 2014. For example, lower estimated personal income tax payments in December 2013 and early 2014 weighed on collected state revenues. Lower estate taxes, video lottery sales and cigarette taxes also detracted from collections. Even so, corporate tax revenues remained robust.

The state’s net-tax supported debt was 5.2% of personal income and $1,945 per capita, compared with the national medians of 2.8% and $1,074.3 Independent credit rating agency Moody’s Investors Service maintained its Aa1 rating and stable outlook for Oregon’s general obligation debt.4 The rating and outlook reflected Moody’s assessment of the state’s sensible financial controls, executive authority to limit spending and funding ratios in the state retirement system and cash reserves. However, Moody’s cited the reliance on variable personal income taxes and above-average debt ratios as challenges.

Portfolio Breakdown
Franklin Oregon Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
General Obligation	26.9%
Hospital & Health Care	19.8%
Refunded	12.7%
Utilities	9.8%
Tax-Supported	9.3%
Transportation	8.6%
Higher Education	6.3%
Other Revenue	2.7%
Housing	2.2%
Subject to Government Appropriations	1.7%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Annual Report | 69

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alter-
native minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.
4. This does not indicate Moody’s rating of the Fund.

70 | Annual Report

Performance Summary as of 2/28/14

Franklin Oregon Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRORX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.89	$11.69	$12.58
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4439
Class C (Symbol: FORIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.90	$11.84	$12.74
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3782
Advisor Class (Symbol: FOFZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.89	$11.70	$12.59
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4556

Annual Report | 71

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.50%	+27.36%	+47.78%
Average Annual Total Return[2]		-7.62%	+4.04%	+3.53%
Avg. Ann. Total Return (3/31/14)[3]		-6.50%	+4.16%	+3.57%
Distribution Rate[4]	3.90%
Taxable Equivalent Distribution Rate[5]	7.70%
30-Day Standardized Yield[6]	2.99%
Taxable Equivalent Yield[5]	5.91%
Total Annual Operating Expenses[7]	0.62%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-4.07%	+23.87%	+39.74%
Average Annual Total Return[2]		-5.00%	+4.37%	+3.40%
Avg. Ann. Total Return (3/31/14)[3]		-3.80%	+4.50%	+3.45%
Distribution Rate[4]	3.52%
Taxable Equivalent Distribution Rate[5]	6.95%
30-Day Standardized Yield[6]	2.58%
Taxable Equivalent Yield[5]	5.10%
Total Annual Operating Expenses[7]	1.17%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.41%	+28.03%	+48.56%
Average Annual Total Return[2]		-3.41%	+5.07%	+4.04%
Avg. Ann. Total Return (3/31/14)[3]		-2.26%	+5.18%	+4.08%
Distribution Rate[4]	4.17%
Taxable Equivalent Distribution Rate[5]	8.24%
30-Day Standardized Yield[6]	3.21%
Taxable Equivalent Yield[5]	6.34%
Total Annual Operating Expenses[7]	0.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

72 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 73

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The
Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and Oregon personal income tax rate of 49.38%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.34% and +4.64%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

74 | Annual Report

Your Fund’s Expenses

Franklin Oregon Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 75

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,055.60	$3.26
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$1,052.10	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$1,056.00	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

76 | Annual Report

Franklin Pennsylvania Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*
Franklin Pennsylvania Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	1.0%
AA	43.3%
A	40.7%
BBB	12.1%
Below Investment Grade	2.4%
Not Rated	0.5%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.94 on February 28, 2013, to $10.17 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 40.59 cents per share for the same period.2 The Performance Summary beginning on page 81 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.07% based on an annualization of the 3.60 cent per share February dividend and the maximum offering price of $10.62 on February 28, 2014. An investor in the 2014 maximum combined effective federal and Pennsylvania personal income tax bracket of 45.25% (including 3.8% Medicare tax) would need to

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 149.

Annual Report | 77

Dividend Distributions*
Franklin Pennsylvania Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.28	2.78	3.37
April	3.28	2.78	3.37
May	3.28	2.78	3.37
June	3.21	2.72	3.29
July	3.21	2.72	3.29
August	3.26	2.77	3.34
September	3.36	2.90	3.44
October	3.46	3.00	3.54
November	3.54	3.08	3.62
December	3.54	3.10	3.63
January	3.57	3.13	3.66
February	3.60	3.16	3.69
Total	40.59	34.92	41.61

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual dis-
tributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

earn a distribution rate of 7.43% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

During the reporting period, Pennsylvania continued its slow economic recovery. Although the commonwealth experienced less severe losses than the nation’s and began to recover sooner during the recent recession, its rates of job and population growth slowed in recent years. The mining and logging sector grew during the period, as the Marcellus Shale natural gas reserve has been the commonwealth’s largest source of job growth in recent years. In contrast, the information, government and manufacturing sectors continued to grow. The commonwealth’s unemployment rate fell to a six-year low of 6.2% at period-end.3 In comparison, the national rate was 6.7%.3 Pennsylvania’s real estate market also contributed to the economic recovery. Home sales and prices increased while inventory levels and the number of days homes stayed on the market decreased.

78 | Annual Report

The enacted fiscal year 2014 budget was not structurally balanced. Although the budget maintained pension contributions at legally required levels, this amount fell short of the actuarially determined required amount. Lawmakers increased pension funding by delaying the elimination of capital stock and franchise fees and using unappropriated funds. Projected revenue growth decreased for fiscal year 2014, so lawmakers closed a sizable gap by suspending the required transfer of fiscal year 2013’s surplus to the budget stabilization reserve. Near period-end, the governor released his spending plan for fiscal year 2015. The plan called for increased spending compared to the previous year’s budget without raising taxes. Highlights of the plan included additional spending on education, job training programs, corrections and health care.

Pennsylvania’s debt levels were moderate and in line with national medians. Net tax-supported debt was 2.8% of personal income and $1,208 per capita, compared with the 2.8% and $1,074 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA rating and negative outlook of Pennsylvania’s existing general obligation bonds.5 The rating reflected S&P’s view of the commonwealth’s diverse economic base, good wealth levels with average personal income per capita and moderate debt profile, offset by its weakened financial reserves and growing unfunded pension liability. The negative outlook reflected S&P’s view that growing cost pressures, mostly regarding pension obligations, together with slow economic growth and limited reserves, could result in a lower rating without faster growth or pension reforms.

Portfolio Breakdown
Franklin Pennsylvania Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Higher Education	26.9%
General Obligation	17.7%
Hospital & Health Care	16.0%
Utilities	13.9%
Transportation	6.5%
Tax-Supported	6.0%
Refunded	5.1%
Subject to Government Appropriations	3.0%
Housing	2.7%
Other Revenue	2.2%

*Does not include short-term investments and other
net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused its bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Annual Report | 79

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alter-
native minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S.
investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Service, “Median Report: 2013 State Debt Medians Report,” 5/29/13.
5. This does not indicate S&P’s rating of the Fund.

80 | Annual Report

Performance Summary as of 2/28/14

Franklin Pennsylvania Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRPAX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.77	$10.17	$10.94
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4059
Class C (Symbol: FRPTX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.78	$10.28	$11.06
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3492
Advisor Class (Symbol: FPFZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.77	$10.18	$10.95
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4161

Annual Report | 81

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges
Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year on
Advisor Class: no sales charges.

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.28%	+29.73%	+46.62%
Average Annual Total Return[2]		-7.43%	+4.43%	+3.45%
Avg. Ann. Total Return (3/31/14)[3]		-6.31%	+4.44%	+3.52%
Distribution Rate[4]	4.07%
Taxable Equivalent Distribution Rate[5]	7.43%
30-Day Standardized Yield[6]	3.50%
Taxable Equivalent Yield[5]	6.39%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.86%	+26.26%	+38.83%
Average Annual Total Return[2]		-4.79%	+4.77%	+3.34%
Avg. Ann. Total Return (3/31/14)[3]		-3.61%	+4.78%	+3.41%
Distribution Rate[4]	3.69%
Taxable Equivalent Distribution Rate[5]	6.74%
30-Day Standardized Yield[6]	3.15%
Taxable Equivalent Yield[5]	5.75%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year	5-Year	10-Year
Cumulative Total Return[1]		-3.18%	+30.42%	+47.40%
Average Annual Total Return[2]		-3.18%	+5.46%	+3.96%
Avg. Ann. Total Return (3/31/14)[3]		-2.06%	+5.46%	+4.03%
Distribution Rate[4]	4.35%
Taxable Equivalent Distribution Rate[5]	7.95%
30-Day Standardized Yield[6]	3.78%
Taxable Equivalent Yield[5]	6.90%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

82 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 83

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Pennsylvania personal income tax rate of 45.25%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.72% and +4.89%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s or Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

84 | Annual Report

Your Fund’s Expenses

Franklin Pennsylvania Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 85

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,056.50	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
Class C
Actual	$1,000	$1,053.10	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor Class
Actual	$1,000	$1,057.00	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

86 | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.52	$11.28	$10.30	$10.78	$10.18
Income from investment operations[b]:
Net investment income[c]	0.45	0.45	0.47	0.47	0.48
Net realized and unrealized gains (losses)	(0.73)	0.23	0.99	(0.47)	0.60
Total from investment operations	(0.28)	0.68	1.46	—	1.08
Less distributions from net investment income	(0.44)	(0.44)	(0.48)	(0.48)	(0.48)
Net asset value, end of year	$10.80	$11.52	$11.28	$10.30	$10.78

Total return[d]	(2.37)%	6.14%	14.44%	(0.09)%	10.84%

Ratios to average net assets
Expenses	0.62%	0.63%	0.64%	0.62%	0.63%
Net investment income	4.10%	3.93%	4.40%	4.40%	4.55%

Supplemental data
Net assets, end of year (000’s)	$798,957	$982,621	$920,194	$844,627	$982,080
Portfolio turnover rate	14.75%	6.40%	13.19%	13.61%	8.37%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.68	$11.43	$10.44	$10.91	$10.29
Income from investment operations[b]:
Net investment income[c]	0.39	0.39	0.42	0.42	0.43
Net realized and unrealized gains (losses)	(0.73)	0.24	0.99	(0.47)	0.62
Total from investment operations	(0.34)	0.63	1.41	(0.05)	1.05
Less distributions from net investment income	(0.38)	(0.38)	(0.42)	(0.42)	(0.43)
Net asset value, end of year	$10.96	$11.68	$11.43	$10.44	$10.91

Total return[d]	(2.87)%	5.56%	13.74%	(0.56)%	10.32%

Ratios to average net assets
Expenses	1.17%	1.18%	1.19%	1.17%	1.18%
Net investment income	3.55%	3.38%	3.85%	3.85%	4.00%

Supplemental data
Net assets, end of year (000’s)	$100,188	$150,778	$118,448	$99,856	$109,679
Portfolio turnover rate	14.75%	6.40%	13.19%	13.61%	8.37%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Arizona Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$11.30	$10.32	$10.80	$10.18
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.48	0.49	0.50
Net realized and unrealized gains (losses)	(0.73)	0.24	0.99	(0.48)	0.62
Total from investment operations	(0.27)	0.70	1.47	0.01	1.12
Less distributions from net investment income	(0.45)	(0.45)	(0.49)	(0.49)	(0.50)
Net asset value, end of year	$10.83	$11.55	$11.30	$10.32	$10.80

Total return	(2.26)%	6.33%	14.52%	0.02%	11.15%

Ratios to average net assets
Expenses	0.52%	0.53%	0.54%	0.52%	0.53%
Net investment income	4.20%	4.03%	4.50%	4.50%	4.65%

Supplemental data
Net assets, end of year (000’s)	$29,842	$36,297	$20,862	$5,697	$4,530
Portfolio turnover rate	14.75%	6.40%	13.19%	13.61%	8.37%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.6%
Arizona 89.3%
Arizona Board of Regents COP, University of Arizona, Refunding, Series C, 5.00%, 6/01/31	$7,025,000	$7,533,891
Arizona Health Facilities Authority Revenue,
Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	15,000,000	16,041,600
Banner Health, Series A, 5.00%, 1/01/35	10,000,000	10,247,300
Banner Health, Series D, 5.50%, 1/01/38	17,500,000	18,522,525
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,109,350
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,366,500
Arizona School Facilities Board COP, 5.50%, 9/01/23	10,000,000	11,064,700
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project,
Refunding, Series A, 5.00%, 7/01/36	5,000,000	5,203,350
Arizona State Board of Regents Arizona State University System Revenue, Polytechnic Campus
Project, Series C, 6.00%,
7/01/26	2,500,000	2,913,150
7/01/27	3,000,000	3,487,650
7/01/28	3,350,000	3,877,993
Arizona State Board of Regents University of Arizona System Revenue,
Refunding, Series A, 5.00%, 6/01/37	3,665,000	3,933,168
Series A, 5.00%, 6/01/39	8,650,000	9,063,037
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	10,864,763
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,419,275
Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,320,590
Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,361,700
Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,198,510
Arizona State Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College
of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,331,675
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children's Hospital, Refunding,
Series A, 5.00%, 2/01/42	8,000,000	8,000,160
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%,
7/01/28	15,540,000	17,267,271
7/01/29	7,500,000	8,287,125
Arizona State Transportation Board Highway Revenue, Subordinated, Refunding, Series A, 5.00%,
7/01/36	10,000,000	10,846,700
Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30	12,065,000	12,174,671
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL RE, FGIC Insured, 5.00%,
7/01/36	18,995,000	19,102,132
7/01/40	11,345,000	11,405,015
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,275,526
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	11,268,000
Gilbert Water Resources Municipal Property Corp. Water System Development Fee and Water Utility
Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29	25,000,000	26,576,500
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Refunding,
5.00%, 12/01/32	4,775,000	4,816,733
5.00%, 12/01/42	12,870,000	12,791,236
Series B, 5.00%, 12/01/37	3,000,000	3,003,720
Glendale IDAR, Midwestern University,
5.00%, 5/15/35	5,000,000	5,114,500
5.125%, 5/15/40	10,000,000	10,220,000
Refunding, 5.00%, 5/15/31	3,455,000	3,593,684

90 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Glendale Municipal Property Corp. Excise Tax Revenue,
Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	$6,530,000	$6,698,213
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	12,222,000
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%, 7/15/32	7,500,000	7,688,250
Goodyear Water and Sewer Revenue, sub. lien, Obligations, Refunding, AGMC Insured,
5.25%, 7/01/31	1,000,000	1,074,670
5.50%, 7/01/41	1,500,000	1,613,895
Greater Arizona Development Authority Infrastructure Revenue, Series B, NATL Insured, 5.00%,
8/01/35	9,090,000	9,261,346
Marana Municipal Property Corp. Municipal Facilities Revenue,
Refunding, NATL Insured, 5.25%, 7/01/22	1,050,000	1,061,036
Series A, 5.00%, 7/01/28	3,000,000	3,190,050
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement,
Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	5,933,649
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	14,778,453
Maricopa County IDA, MFHR, Senior,
National Voluntary Health Facilities II Project, Series A, AGMC Insured, ETM, 5.50%, 1/01/18	1,650,000	1,777,496
Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,485,000	1,485,356
Maricopa County IDA Health Facility Revenue,
Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23	7,000,000	7,085,050
Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26	13,950,000	14,125,491
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,319,076
Mayo Clinic, 5.00%, 11/15/36	16,250,000	16,518,775
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A, NATL Insured,
ETM, 7.00%, 12/01/16	1,890,000	2,054,354
Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Campus of Care Project, Refunding,
Series A, GNMA Secured, 5.00%, 8/20/35	1,725,000	1,740,956
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	9,360,500
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 2/01/40	10,000,000	11,193,200
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,423,200
Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	15,459,838
Maricopa County USD No. 11 Peoria GO, School Improvement, 5.00%, 7/01/31	5,100,000	5,572,209
Maricopa County USD No. 89 Dysart GO, School Improvement, Project of 2006, Series B,
AGMC Insured, 5.00%, 7/01/27	5,015,000	5,248,749
McAllister Academic Village LLC Revenue, Arizona State University Hassayampa Academic Village
Project, Refunding,
5.25%, 7/01/33	5,000,000	5,304,600
5.00%, 7/01/38	5,000,000	5,238,850
Assured Guaranty, 5.25%, 7/01/33	2,525,000	2,678,823
Assured Guaranty, 5.00%, 7/01/38	3,825,000	4,007,720
Navajo County PCC Revenue, Mandatory Put 6/01/16, Series E, 5.75%, 6/01/34	6,000,000	6,573,180
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008,
Assured Guaranty, 5.50%, 7/01/28	1,045,000	1,188,552
Nogales Municipal Development Authority Inc. Municipal Facilities Revenue, NATL Insured,
5.00%, 6/01/36	2,640,000	2,709,511
Northern Arizona University COP, Northern Arizona University Research Infrastructure Projects,
AMBAC Insured, Pre-Refunded, 5.00%, 9/01/30	2,000,000	2,047,180

Annual Report | 91

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Northern Arizona University Revenue, Stimulus Plan for Economic and Educational Development, 5.00%,
8/01/26	$2,380,000	$2,670,027
8/01/38	5,000,000	5,252,400
Northern Arizona University System Revenue, 5.00%, 6/01/38	5,000,000	5,077,800
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	10,000,000	10,249,700
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,225,300
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza Expansion
Project, Series B, NATL RE, FGIC Insured, 5.50%,
7/01/27	3,945,000	4,686,344
7/01/28	2,000,000	2,370,320
7/01/29	2,000,000	2,361,300
7/01/36	5,000,000	5,768,750
7/01/37	7,000,000	8,059,450
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza Expansion Project,
Series A, NATL RE, FGIC Insured, 5.00%,
7/01/35	2,050,000	2,082,390
7/01/41	5,000,000	5,068,000
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37	5,515,000	5,789,757
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/28	2,000,000	2,025,900
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/29	3,405,000	3,447,869
senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,898,750
Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Series A, 5.00%, 7/01/39	14,780,000	15,495,795
Phoenix IDA Education Revenue, Facility, JMF-Higley 2012 LLC Project, 5.00%,
12/01/34	3,000,000	3,105,000
12/01/39	5,610,000	5,737,179
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC Arizona State
University Project,
Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	15,159,991
Series C, AMBAC Insured, 5.00%, 7/01/37	8,735,000	6,908,075
Pima County IDA Lease Revenue,
Clark County Detention Facility Project, 5.125%, 9/01/27	8,655,000	9,124,880
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,282,000
Metro Police Facility, Nevada Project, Series A, 5.375%, 7/01/39	2,000,000	2,069,440
Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39	7,500,000	7,804,125
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%,
7/01/33	1,500,000	1,631,805
7/01/41	6,800,000	7,254,512
Pinal County Electrical District No. 4 Electric System Revenue, 6.00%,
12/01/23	525,000	583,275
12/01/28	740,000	794,671
12/01/38	1,150,000	1,198,875
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty,
6.50%, 7/15/24	4,220,000	4,789,827
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, 5.00%, 12/01/30	4,500,000	5,027,040
Salt River Project, Series A, 5.00%, 1/01/37	14,000,000	14,611,520
Salt River Project, Series A, 5.00%, 1/01/38	7,000,000	7,395,360
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,288,950

92 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
12/01/32	$10,000,000	$10,614,700
12/01/37	5,000,000	5,271,850
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.25%, 9/01/30	5,000,000	5,003,250
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project,
5.00%, 7/01/33	10,660,000	11,679,629
Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
12/01/30	5,160,000	5,160,464
12/01/35	2,000,000	1,966,020
Tempe Excise Tax Revenue, Series A, 5.00%, 7/01/31	2,325,000	2,554,733
Tempe IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
7/01/28	4,275,000	4,275,727
7/01/34	11,510,000	11,436,566
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,014,000
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project,
Series A, AMBAC Insured, 5.00%, 7/15/32	1,000,000	1,000,080
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,366,900
Refunding, 5.00%, 7/01/28	1,230,000	1,336,875
Refunding, 5.00%, 7/01/29	1,765,000	1,908,495
University Medical Center Corp. Hospital Revenue, Tucson,
5.00%, 7/01/35	7,000,000	7,003,080
5.625%, 7/01/36	5,000,000	5,166,200
6.50%, 7/01/39	4,750,000	5,208,945
Refunding, 6.00%, 7/01/39	5,000,000	5,243,700
Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center, Series B, 5.625%,
8/01/33	2,315,000	2,376,973
8/01/37	12,435,000	12,649,752
		829,772,244
U.S. Territories 9.3%
Guam 0.9%
Guam Government Business Privilege Tax Revenue,
Series A, 5.125%, 1/01/42	5,300,000	5,369,483
Series B-1, 5.00%, 1/01/29	2,980,000	3,101,077
		8,470,560
Puerto Rico 8.4%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.75%, 7/01/41	5,000,000	3,870,650
Series A, 5.25%, 7/01/37	5,000,000	3,711,800
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series ZZ, 5.25%, 7/01/26	8,470,000	5,934,082
Series CCC, 5.25%, 7/01/27	5,000,000	3,503,250
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	3,000,000	2,279,580
Series I, Pre-Refunded, 5.375%, 7/01/34	20,000,000	20,333,200
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	17,500,000	11,271,925

                                                                                                                                                                                                                                                                                     Annual Report | 93

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 6.00%, 8/01/39	$5,100,000	$4,236,672
first subordinate, Series A, 5.50%, 8/01/37	6,000,000	4,723,260
first subordinate, Series C, 5.25%, 8/01/41	10,930,000	8,237,832
Refunding, Senior Series C, 5.00%, 8/01/46	12,500,000	10,005,500
		78,107,751
Total U.S. Territories		86,578,311
Total Municipal Bonds before Short Term Investments
(Cost $907,217,607)		916,350,555
Short Term Investments (Cost $5,500,000) 0.6%
Municipal Bonds 0.6%
Arizona 0.6%
[a]Maricopa County PCC, PCR, Arizona Public Service Co. Palo Verde Project, Refunding, Series B,
Daily VRDN and Put, 0.03%, 5/01/29	5,500,000	5,500,000
Total Investments (Cost $912,717,607) 99.2%		921,850,555
Other Assets, less Liabilities 0.8%		7,135,913
Net Assets 100.0%		$928,986,468

See Abbreviations on page 181.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

94 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$12.24	$11.09	$11.65	$10.79
Income from investment operations[b]:
Net investment income[c]	0.47	0.47	0.51	0.51	0.51
Net realized and unrealized gains (losses)	(0.79)	0.19	1.15	(0.56)	0.87
Total from investment operations	(0.32)	0.66	1.66	(0.05)	1.38
Less distributions from net investment income	(0.46)	(0.46)	(0.51)	(0.51)	(0.52)
Net asset value, end of year	$11.66	$12.44	$12.24	$11.09	$11.65

Total return[d]	(2.56)%	5.48%	15.33%	(0.55)%	12.97%

Ratios to average net assets
Expenses	0.64%	0.65%	0.65%	0.65%	0.66%
Net investment income	4.00%	3.77%	4.37%	4.35%	4.49%

Supplemental data
Net assets, end of year (000’s)	$520,275	$660,432	$583,088	$530,056	$565,222
Portfolio turnover rate	7.74%	9.30%	8.14%	22.47%	9.78%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.56	$12.36	$11.20	$11.76	$10.88
Income from investment operations[b]:
Net investment income[c]	0.41	0.40	0.45	0.44	0.45
Net realized and unrealized gains (losses)	(0.80)	0.19	1.16	(0.56)	0.88
Total from investment operations	(0.39)	0.59	1.61	(0.12)	1.33
Less distributions from net investment income	(0.39)	(0.39)	(0.45)	(0.44)	(0.45)
Net asset value, end of year	$11.78	$12.56	$12.36	$11.20	$11.76

Total return[d]	(3.07)%	4.84%	14.66%	(1.11)%	12.43%

Ratios to average net assets
Expenses	1.19%	1.20%	1.20%	1.20%	1.21%
Net investment income	3.45%	3.22%	3.82%	3.80%	3.94%

Supplemental data
Net assets, end of year (000’s)	$107,705	$160,856	$126,094	$106,536	$118,648
Portfolio turnover rate	7.74%	9.30%	8.14%	22.47%	9.78%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Colorado Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.43	$12.24	$11.09	$11.65	$11.22
Income from investment operations[c]:
Net investment income[d]	0.48	0.48	0.52	0.52	0.33
Net realized and unrealized gains (losses)	(0.78)	0.18	1.16	(0.56)	0.43
Total from investment operations	(0.30)	0.66	1.68	(0.04)	0.76
Less distributions from net investment income	(0.47)	(0.47)	(0.53)	(0.52)	(0.33)
Net asset value, end of year	$11.66	$12.43	$12.24	$11.09	$11.65

Total return[e]	(2.39)%	5.50%	15.44%	(0.45)%	6.79%

Ratios to average net assets[f]
Expenses	0.54%	0.55%	0.55%	0.55%	0.56%
Net investment income	4.10%	3.87%	4.47%	4.45%	4.59%

Supplemental data
Net assets, end of year (000’s)	$34,393	$41,990	$31,955	$13,304	$11,066
Portfolio turnover rate	7.74%	9.30%	8.14%	22.47%	9.78%

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.7%
Colorado 90.1%
Adams County Revenue, Platte Valley Medical Center Project, NATL Insured, Pre-Refunded,
5.00%, 2/01/31	$9,615,000	$10,231,418
Adams State College Board of Trustees Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
5/15/34	2,000,000	2,114,340
5/15/39	2,150,000	2,255,544
Adams State College Board of Trustees Institutional Enterprise Revenue, 5.00%,
5/15/32	1,360,000	1,474,920
5/15/37	1,000,000	1,058,480
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project,
Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,584,867
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,085,609
Aurora Hospital Revenue, Children's Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,556,250
Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
8/01/36	5,880,000	6,183,820
8/01/39	10,000,000	10,451,100
Boulder Larimer and Weld Counties Vrain Valley School District No. RE-1J GO, 5.00%, 12/15/33	5,300,000	5,852,790
Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34	6,000,000	6,528,900
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty,
5.25%, 12/01/34	5,380,000	5,732,820
Castle Rock Sales and Use Tax Revenue, 5.00%,
6/01/31	1,800,000	1,980,126
6/01/32	1,845,000	2,017,544
6/01/35	2,775,000	2,996,334
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,427,312
Charter School, James Irwin Educational Foundation Project, Refunding and Improvement,
Assured Guaranty, 5.00%, 8/01/37	6,060,000	6,074,726
Student Housing, Campus Village Apartments Project, Refunding, 5.50%, 6/01/38	13,500,000	13,672,800
Colorado Health Facilities Authority Revenue,
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
5.00%, 12/01/25	3,050,000	3,098,099
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
5.00%, 12/01/26	3,205,000	3,239,069
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
5.00%, 12/01/27	3,365,000	3,383,541
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured,
5.00%, 12/01/30	3,000,000	2,976,270
The Evangelical Lutheran Good Samaritan Society Project, 5.25%, 6/01/31	4,000,000	4,034,080
The Evangelical Lutheran Good Samaritan Society Project, Series A, 5.25%, 6/01/34	3,500,000	3,502,835
Colorado School of Mines Board of Trustees Enterprise Revenue, Refunding and Improvement,
Series A, 5.25%, 12/01/37	2,000,000	2,111,240
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty,
5.00%, 11/01/39	11,305,000	11,566,824
Colorado Springs Utilities System Revenue,
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,338,680
Series D-1, 5.25%, 11/15/33	5,000,000	5,641,950
Colorado State Board of Governors University Enterprise System Revenue,
Series A, 5.00%, 3/01/34	25,000	26,398
Series A, 5.00%, 3/01/39	145,000	151,632
Series A, NATL RE, FGIC Insured, 5.00%, 3/01/37	1,755,000	1,818,987
98 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado State Board of Governors University Enterprise System Revenue, (continued)
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 3/01/37	$11,245,000	$12,755,091
Series A, Pre-Refunded, 5.00%, 3/01/34	2,225,000	2,647,505
Series A, Pre-Refunded, 5.00%, 3/01/39	7,055,000	8,394,674
Series C, 5.00%, 3/01/44	5,135,000	5,451,778
Colorado State Building Excellent Schools Today COP,
Series G, 5.00%, 3/15/32	10,000,000	10,657,700
Series I, 5.00%, 3/15/36	3,000,000	3,232,920
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%,
11/01/28	1,500,000	1,668,630
11/01/29	3,105,000	3,424,784
Colorado State Health Facilities Authority Revenue,
Boulder Community Hospital Project, Refunding, Series A, 6.00%, 10/01/35	5,500,000	5,941,980
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,091,100
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,825,700
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,265,680
Covenant Retirement Community Inc., Series A, 5.75%, 12/01/36	5,000,000	5,006,900
Hospital, NCMC Inc. Project, Series A, AGMC Insured, 5.50%, 5/15/30	7,900,000	8,314,039
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,163,550
Parkview Medical Center Inc. Project, Series A, 5.00%, 9/01/37	8,000,000	8,125,200
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A,
AGMC Insured, 5.20%, 3/01/31	9,500,000	10,001,600
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,565,806
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,060,090
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,188,880
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,535,200
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded,
6.125%, 6/01/38	4,500,000	4,563,945
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	2,066,640
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	4,010,800
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,
5.50%, 11/01/27	5,245,000	5,907,706
Pre-Refunded, 5.50%, 11/01/27	2,030,000	2,446,556
Colorado State School of Mines of Board of Trustees Institutional Enterprise Revenue,
Series B, 5.00%, 12/01/32	1,000,000	1,097,040
Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
6.30%, 9/01/14	5,000	5,022
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Arapahoe County Water and Wastewater Public Improvement District Project, Series E,
NATL Insured, 5.00%, 12/01/35	10,000,000	10,088,700
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,026,977
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A,
AGMC Insured, 5.00%, 9/01/38	1,210,000	1,279,406
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	14,154,579
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement,
AGMC Insured, 5.00%, 12/01/31	2,040,000	2,203,139
Consolidated Bell Mountain Ranch Metropolitan District GO, Douglas County, Refunding,
AGMC Insured, 5.00%, 12/01/39	3,160,000	3,226,802
Denver City and County Airport System Revenue, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,142,850

	Annual Report | 99

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	$4,000,000	$4,368,240
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	14,500,000	14,635,285
Denver Health and Hospital Authority Healthcare Recovery Zone Facility Revenue,
5.50%, 12/01/30	1,500,000	1,548,390
5.625%, 12/01/40	4,000,000	4,074,760
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,570,882
Series A, Pre-Refunded, 6.25%, 12/01/33	3,250,000	3,395,340
Dove Valley Metropolitan District Arapahoe County GO, Refunding, AGMC Insured, 5.00%, 11/01/35	3,350,000	3,432,176
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	977,040
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	2,710,188
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	4,301,742
Series C, 5.25%, 9/01/25	2,500,000	2,681,475
Series D, Sub Series D-1, NATL Insured, 5.50%, 9/01/24	2,500,000	2,603,700
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,702,825
Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,
12/01/33	2,860,000	2,959,213
12/01/37	5,120,000	5,234,893
Erie Water Enterprise Revenue, Series A, AGMC Insured, 5.00%, 12/01/32	10,000,000	10,520,900
Fort Lewis College Board of Trustees Enterprise Revenue, Series B-1, NATL RE, FGIC Insured,
5.00%, 10/01/37	12,830,000	13,017,959
Gunnison Watershed School District No. RE-1J GO, Gunnison and Saguache Counties, 5.25%,
12/01/33	1,240,000	1,370,411
Ignacio School District 11JT GO, La Plata and Archuleta Counties, 5.00%, 12/01/31	1,215,000	1,336,694
Meridian Metropolitan District GO, Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,135,200
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue,
Pre-Refunded, 6.00%, 5/15/38	7,000,000	8,393,210
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,630,307
Mesa State College College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37	5,765,000	5,948,615
Park Creek Metropolitan District Revenue, Senior Limited Property Tax Supported,
Refunding, Series A, AGMC Insured, 6.00%, 12/01/38	2,500,000	2,724,800
Refunding, Series A, AGMC Insured, 6.125%, 12/01/41	2,500,000	2,721,575
Refunding and Improvement, Assured Guaranty, 6.375%, 12/01/37	7,000,000	7,693,840
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	12,921,840
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and
Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,457,677
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	12,435,984
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,350,700
Pueblo Urban Renewal Authority Revenue, Refunding and Improvement, Series B,
5.25%, 12/01/28	1,000,000	1,085,200
5.50%, 12/01/31	1,010,000	1,098,698
5.25%, 12/01/38	3,615,000	3,768,674
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, 5.00%,
12/15/30	3,840,000	4,037,683
Regional Transportation District COP,
Refunding, Series A, 5.00%, 6/01/27	5,500,000	6,054,895
Series A, 5.375%, 6/01/31	19,000,000	20,472,120

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A,
5.00%, 11/01/38	$10,000,000	$10,584,700
AMBAC Insured, Pre-Refunded, 5.00%, 11/01/31	11,150,000	12,525,575
Thornton Development Authority Tax Increment Revenue, North Washington Street Urban Renewal
Project, NATL Insured, 5.00%, 12/01/29	6,100,000	6,178,324
Triview Metropolitan District GO, El Paso County, Refunding, 5.00%, 11/01/34	10,855,000	11,090,119
University of Colorado Enterprise System Revenue, University of Colorado Regents,
Series A, 5.375%, 6/01/38	3,000,000	3,312,270
Series B, NATL Insured, 5.00%, 6/01/32	3,000,000	3,203,850
University of Colorado Hospital Authority Revenue,
Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,662,050
Series A, 5.00%, 11/15/37	2,000,000	2,035,600
Series A, 5.25%, 11/15/39	3,000,000	3,093,780
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A,
5.00%, 6/01/30	1,690,000	1,832,771
Western State College Revenue, 5.00%,
5/15/34	2,000,000	2,077,640
5/15/39	2,000,000	2,061,620
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue,
5.00%, 12/01/36	5,000,000	5,343,400
		597,083,104
U.S. Territories 7.6%
Guam 0.9%
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	2,000,000	2,115,460
5.75%, 12/01/34	3,565,000	3,684,107
		5,799,567
Puerto Rico 6.4%
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Refunding,
Series AA-2, 5.30%, 7/01/35	5,000,000	3,638,800
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue, Refunding,
Series H, 5.45%, 7/01/35	460,000	279,510
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,593,469
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Municipal Government Center Project, 5.625%,
7/01/22	1,335,000	1,049,590
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series D, 5.375%,
7/01/33	2,120,000	1,610,903
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Refunding, Series C, 5.375%, 8/01/38	2,370,000	1,864,692
first subordinate, Series A, 5.50%, 8/01/37	5,000,000	3,936,050
first subordinate, Series A, 6.375%, 8/01/39	10,000,000	8,540,500
first subordinate, Series A, 5.50%, 8/01/42	3,000,000	2,356,560
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	7,953,600
Senior Series C, 5.25%, 8/01/40	4,560,000	3,829,534
		42,653,208

	Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.3%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding,
Series B, 5.25%, 10/01/29	$1,800,000	$1,866,690
Total U.S. Territories		50,319,465
Total Municipal Bonds (Cost $633,794,498) 97.7%		647,402,569
Other Assets, less Liabilities 2.3%		14,970,110
Net Assets 100.0%		$662,372,679

See Abbreviations on page 181.

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.43	$11.36	$10.45	$10.88	$10.18
Income from investment operations[b]:
Net investment income[c]	0.40	0.40	0.46	0.45	0.46
Net realized and unrealized gains (losses)	(0.80)	0.08	0.91	(0.43)	0.69
Total from investment operations	(0.40)	0.48	1.37	0.02	1.15
Less distributions from net investment income	(0.38)	(0.41)	(0.46)	(0.45)	(0.45)
Net asset value, end of year	$10.65	$11.43	$11.36	$10.45	$10.88

Total return[d]	(3.44)%	4.25%	13.34%	0.13%	11.50%

Ratios to average net assets
Expenses	0.67%	0.66%	0.67%	0.66%	0.68%
Net investment income	3.71%	3.49%	4.18%	4.12%	4.29%

Supplemental data
Net assets, end of year (000’s)	$301,323	$404,713	$388,571	$367,664	$405,070
Portfolio turnover rate	8.24%	20.69%	13.90%	15.40%	3.67%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.51	$11.43	$10.52	$10.94	$10.24
Income from investment operations[b]:
Net investment income[c]	0.34	0.34	0.40	0.39	0.40
Net realized and unrealized gains (losses)	(0.80)	0.08	0.91	(0.42)	0.69
Total from investment operations	(0.46)	0.42	1.31	(0.03)	1.09
Less distributions from net investment income	(0.32)	(0.34)	(0.40)	(0.39)	(0.39)
Net asset value, end of year	$10.73	$11.51	$11.43	$10.52	$10.94

Total return[d]	(3.94)%	3.73%	12.65%	(0.34)%	10.83%

Ratios to average net assets
Expenses	1.22%	1.21%	1.22%	1.21%	1.23%
Net investment income	3.16%	2.94%	3.63%	3.57%	3.74%

Supplemental data
Net assets, end of year (000’s)	$75,730	$122,232	$105,619	$90,659	$94,058
Portfolio turnover rate	8.24%	20.69%	13.90%	15.40%	3.67%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Connecticut Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$11.35	$10.45	$10.87	$10.45
Income from investment operations[c]:
Net investment income[d]	0.41	0.41	0.47	0.46	0.29
Net realized and unrealized gains (losses)	(0.80)	0.08	0.90	(0.42)	0.41
Total from investment operations	(0.39)	0.49	1.37	0.04	0.70
Less distributions from net investment income	(0.39)	(0.42)	(0.47)	(0.46)	(0.28)
Net asset value, end of year	$10.64	$11.42	$11.35	$10.45	$10.87

Total return[e]	(3.34)%	4.35%	13.36%	0.33%	6.78%

Ratios to average net assets[f]
Expenses	0.57%	0.56%	0.57%	0.56%	0.58%
Net investment income	3.81%	3.59%	4.28%	4.22%	4.39%

Supplemental data
Net assets, end of year (000’s)	$15,904	$30,975	$23,667	$19,295	$11,030
Portfolio turnover rate	8.24%	20.69%	13.90%	15.40%	3.67%

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.3%
Connecticut 85.4%
Bridgeport GO, Series A, 5.00%, 2/15/32	$10,000,000	$10,507,800
Connecticut State GO,
Series A, 5.00%, 2/15/29	10,000,000	11,254,900
Series C, AGMC Insured, 5.00%, 6/01/26	5,000,000	5,389,500
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	19,501,930
Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28	2,250,000	2,483,190
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,708,085
Eastern Connecticut Health Network Issue, Refunding, Series A, Radian Insured, 6.00%,
7/01/25	2,965,000	2,966,097
Eastern Connecticut Health Network Issue, Refunding, Series C, Radian Insured, 5.125%,
7/01/30	2,500,000	2,504,075
Fairfield University Issue, Series M, 5.00%, 7/01/26	450,000	490,023
Fairfield University Issue, Series M, 5.00%, 7/01/34	1,000,000	1,043,310
Fairfield University Issue, Series N, 5.00%, 7/01/29	7,000,000	7,463,750
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/35	4,000,000	4,175,840
Fairfield University Issues, New Money, Series O, 5.00%, 7/01/40	5,000,000	5,163,700
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,197,760
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/30	3,000,000	3,150,630
The Loomis Chafee School Issue, Series G, 5.00%, 7/01/38	6,285,000	6,481,469
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	255,000	290,629
Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36	4,415,000	4,564,271
New Horizons Village Project, 7.30%, 11/01/16	1,425,000	1,432,310
Norwich Free Academy Issue, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/34	1,675,000	1,701,046
Quinnipiac University Issue, Series H, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,131,900
Quinnipiac University Issue, Series J, NATL Insured, 5.00%, 7/01/37	15,000,000	15,565,050
Sacred Heart University Issue, Series G, 5.375%, 7/01/31	1,500,000	1,565,790
Sacred Heart University Issue, Series G, 5.625%, 7/01/41	5,500,000	5,752,780
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,288,354
Sacred Heart University Issue, Series H, AGMC Insured, 5.00%, 7/01/28	2,290,000	2,460,697
Salisbury School Issue, Series C, Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,198,400
St. Mary's Hospital Issue, Refunding, Series E, 5.50%, 7/01/20	4,615,000	4,615,185
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,188,850
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,009,750
Trinity College Issue, Series H, NATL Insured, 5.00%, 7/01/26	1,855,000	1,869,098
University of Hartford Issue, Series G, Radian Insured, 5.25%, 7/01/26	5,000,000	5,080,400
Wesleyan University Issue, Series G, 5.00%, 7/01/39	10,000,000	10,767,200
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,413,840
Westminster School Issue, Series E, XLCA Insured, 5.00%, 7/01/37	10,660,000	10,977,881
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.00%,
7/01/28	1,500,000	1,765,005
The William W. Backus Hospital Issue, Series F, AGMC Insured, Pre-Refunded, 5.125%,
7/01/35	4,025,000	4,757,429
Yale University Issue, Series A-2, 5.00%, 7/01/40	9,000,000	9,607,500
Yale University Issue, Series Y-1, 5.00%, 7/01/35	10,000,000	10,387,900
Yale University Issue, Series Z-1, 5.00%, 7/01/42	10,000,000	10,548,700
Yale-New Haven Hospital Issue, Series J-1, AMBAC Insured, 5.00%, 7/01/31	10,500,000	10,874,010
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,196,050

106 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State HFA Housing Mortgage Finance Program Revenue, Series C, Sub Series C-1,
4.85%, 11/15/34	$3,260,000	$3,339,414
4.95%, 11/15/39	3,820,000	3,886,201
Connecticut State HFAR,
Housing Mortgage Finance Program, Series B, Sub Series B-2, 5.00%, 11/15/41	1,040,000	1,074,174
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/22	920,000	924,858
Special Obligation, Special Needs Housing Mortgage Finance Program, Series 1, AMBAC Insured,
5.00%, 6/15/32	1,000,000	1,001,820
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	450,517
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,564,680
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program,
Series A, 5.05%, 11/15/27	850,000	905,242
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding,
Series A, 5.00%, 1/01/38	3,000,000	3,188,880
Connecticut State Revolving Fund General Revenue, Series A,
5.00%, 3/01/25	3,000,000	3,571,170
5.00%, 3/01/31	5,000,000	5,673,150
Pre-Refunded, 5.00%, 7/01/26	6,025,000	6,682,749
Pre-Refunded, 5.00%, 7/01/27	4,060,000	4,503,230
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A,
5.00%,
12/01/28	5,095,000	5,707,929
10/01/30	5,000,000	5,640,150
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue,
Series A, 5.00%, 1/01/42	5,000,000	5,281,100
Greater New Haven Water Pollution Control Authority Regional Water Revenue,
Refunding, Series A, NATL Insured, 5.00%, 11/15/24	3,315,000	3,467,324
Series A, AGMC Insured, 5.00%, 11/15/37	3,000,000	3,119,250
Hartford County Metropolitan District Clean Water Project Revenue, Refunding, Series A, 5.00%,
4/01/36	5,000,000	5,410,000
New Haven GO,
Series A, Assured Guaranty, 5.00%, 3/01/29	1,000,000	1,043,440
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,080
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,076,480
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,066,250
Eighteenth Series B-1, NATL Insured, 5.00%, 8/01/26	3,500,000	3,542,245
Refunding, Twenty-Second Series, AGMC Insured, 5.00%, 8/01/38	5,000,000	5,232,850
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%,
8/15/43	1,000,000	1,100,800
University of Connecticut GO, Series A, 5.00%, 8/15/28	6,590,000	7,475,432
		335,446,499

Annual Report | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 10.9%
Puerto Rico 10.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%,
7/01/44	$1,000,000	$761,220
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series B, 6.00%, 7/01/39	10,000,000	7,911,800
Series B, Pre-Refunded, 5.00%, 7/01/35	3,105,000	3,446,271
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series A, 5.00%, 7/01/38	55,000	30,809
Series G, 5.00%, 7/01/33	395,000	231,940
Puerto Rico Electric Power Authority Power Revenue,
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,063,490
Series WW, 5.50%, 7/01/38	6,700,000	4,554,794
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27	745,000	746,341
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Warehouse for Emergencies Project, Series A,
5.15%, 7/01/19	2,380,000	1,980,231
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	5,000,000	3,062,950
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.00%, 8/01/42	22,000,000	18,141,640
		41,931,486
U.S. Virgin Islands 0.2%
Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,019,920
Total U.S. Territories		42,951,406
Total Municipal Bonds before Short Term Investments (Cost $377,843,615)		378,397,905
Short Term Investments (Cost $1,000,000) 0.2%
Municipal Bonds 0.2%
Connecticut 0.2%
[a]Connecticut State HFA Housing Mortgage Finance Program Revenue, Refunding, Series C,
Sub Series C-2, Daily VRDN and Put, 0.03%, 11/15/36	1,000,000	1,000,000
Total Investments (Cost $378,843,615) 96.5%		379,397,905
Other Assets, less Liabilities 3.5%		13,560,069
Net Assets 100.0%		$392,957,974

See Abbreviations on page 181.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.36	$12.23	$11.52	$11.97	$11.48
Income from investment operations[b]:
Net investment income[c]	0.46	0.43	0.50	0.51	0.52
Net realized and unrealized gains (losses)	(0.70)	0.13	0.71	(0.43)	0.49
Total from investment operations	(0.24)	0.56	1.21	0.08	1.01
Less distributions from:
Net investment income	(0.45)	(0.43)	(0.50)	(0.51)	(0.52)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(0.45)	(0.43)	(0.50)	(0.53)	(0.52)
Net asset value, end of year	$11.67	$12.36	$12.23	$11.52	$11.97

Total return[d]	(1.90)%	4.61%	10.67%	0.62%	8.92%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.91%	3.53%	4.17%	4.27%	4.40%

Supplemental data
Net assets, end of year (000’s)	$951,409	$1,257,112	$1,241,960	$1,204,877	$1,345,427
Portfolio turnover rate	9.37%	16.87%	0.92%	10.74%	5.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.52	$12.39	$11.66	$12.11	$11.61
Income from investment operations[b]:
Net investment income[c]	0.40	0.37	0.44	0.45	0.46
Net realized and unrealized gains (losses)	(0.71)	0.12	0.72	(0.44)	0.49
Total from investment operations	(0.31)	0.49	1.16	0.01	0.95
Less distributions from:
Net investment income	(0.38)	(0.36)	(0.43)	(0.44)	(0.45)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(0.38)	(0.36)	(0.43)	(0.46)	(0.45)
Net asset value, end of year	$11.83	$12.52	$12.39	$11.66	$12.11

Total return[d]	(2.42)%	3.97%	10.13%	0.04%	8.31%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	3.36%	2.98%	3.62%	3.72%	3.85%

Supplemental data
Net assets, end of year (000’s)	$148,136	$212,347	$192,719	$180,024	$195,638
Portfolio turnover rate	9.37%	16.87%	0.92%	10.74%	5.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Michigan Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.39	$12.26	$11.54	$11.99	$11.49
Income from investment operations[b]:
Net investment income[c]	0.47	0.45	0.51	0.52	0.53
Net realized and unrealized gains (losses)	(0.70)	0.12	0.72	(0.43)	0.50
Total from investment operations	(0.23)	0.57	1.23	0.09	1.03
Less distributions from:
Net investment income	(0.46)	(0.44)	(0.51)	(0.52)	(0.53)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(0.46)	(0.44)	(0.51)	(0.54)	(0.53)
Net asset value, end of year	$11.70	$12.39	$12.26	$11.54	$11.99

Total return	(1.80)%	4.70%	10.85%	0.72%	9.11%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	4.01%	3.63%	4.27%	4.37%	4.50%

Supplemental data
Net assets, end of year (000’s)	$26,577	$20,317	$17,451	$7,567	$3,486
Portfolio turnover rate	9.37%	16.87%	0.92%	10.74%	5.47%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.4%
Michigan 89.6%
Adrian City School District GO, AGMC Insured, Pre-Refunded, 5.00%,
5/01/26	$1,960,000	$1,974,778
5/01/29	2,125,000	2,141,023
5/01/34	6,690,000	6,740,443
Allendale Public School District GO, School Building and Site, Series A, AGMC Insured, 5.00%,
5/01/37	11,810,000	12,047,381
Battle Creek School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,000,000	4,258,880
5/01/34	10,165,000	10,772,359
Bay City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/31	6,000,000	6,244,620
Caledonia Community Schools GO, School Building and Site, NATL Insured, 5.00%,
5/01/26	3,665,000	3,979,604
Central Michigan University Revenue, General, AMBAC Insured, 5.00%, 10/01/34	8,905,000	9,197,173
Chippewa Valley Schools GO, Refunding, 5.00%,
5/01/28	6,075,000	6,859,465
5/01/29	6,425,000	7,184,820
5/01/30	6,420,000	7,120,743
5/01/31	3,000,000	3,305,310
5/01/32	3,500,000	3,833,375
Detroit City School District GO, School Building and Site Improvement, Series A,
AGMC Insured, 6.00%, 5/01/29	10,000,000	10,822,900
Detroit GO,
Distribution State Aid, 5.00%, 11/01/30	5,000,000	5,093,150
Distribution State Aid, 5.25%, 11/01/35	5,000,000	5,098,050
Series A, Assured Guaranty, 5.00%, 4/01/28	5,000,000	4,407,550
Series A-1, NATL Insured, 5.00%, 4/01/20	10,610,000	9,434,200
Detroit Sewage Disposal System Revenue,
second lien, Series A, NATL Insured, 5.125%, 7/01/33	18,790,000	18,393,907
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/32	5,960,000	5,691,025
senior lien, Series B, AGMC Insured, 7.50%, 7/01/33	6,000,000	6,443,640
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	4,615,250
Detroit Water Supply System Revenue,
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	19,803,000
second lien, Series B, NATL Insured, 5.00%, 7/01/34	8,875,000	8,577,599
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	17,565,625
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	38,740,000	37,301,584
senior lien, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/30	11,400,000	11,211,900
Eaton Rapids Public Schools GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%,
5/01/26	2,700,000	2,720,358
5/01/29	820,000	826,183
5/01/29	1,930,000	1,944,398
Fennville Public Schools GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/30	1,115,000	1,123,407
FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	3,250,000	3,274,505
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/30	2,085,000	2,100,721

112 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Fowlerville Community School District GO, School Building and Site, NATL RE, FGIC Insured,
Pre-Refunded, 5.00%,
5/01/30	$1,990,000	$2,005,005
5/01/34	8,145,000	8,206,413
Fraser Public School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/30	8,520,000	8,820,245
Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30	4,000,000	4,024,920
Grand Blanc Community Schools GO, School Building and Site, AGMC Insured, Pre-Refunded,
5.00%, 5/01/28	4,250,000	4,282,045
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,597,539
Grand Rapids Sanitary Sewer System Revenue, NATL Insured, 5.00%, 1/01/30	4,900,000	5,160,729
Grand Rapids Water Supply System Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,172,920
Grand Valley State University Revenue, General,
5.75%, 12/01/34	1,500,000	1,629,465
Refunding, Series A, AGMC Insured, 5.00%, 12/01/28	17,165,000	17,867,907
Refunding, Series A, AGMC Insured, 5.00%, 12/01/33	8,570,000	8,826,414
HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, Pre-Refunded, 5.00%,
5/01/29	4,145,000	4,374,509
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding,
Series C, Assured Guaranty, 5.00%, 6/01/26	10,000,000	10,563,700
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14	360,000	361,408
Bronson Methodist Hospital, Refunding, Assured Guaranty, 5.25%, 5/15/36	10,000,000	10,400,900
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,361,270
L’Anse Creuse Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/35	10,000,000	10,251,500
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	10,870,600
Lansing Community College GO, College Building and Site, Refunding, 5.00%, 5/01/32	3,000,000	3,252,480
Lapeer Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	4,400,000	4,570,104
5/01/37	4,325,000	4,457,086
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated
Group, Refunding, Series B, 6.00%, 11/15/35	5,000,000	5,537,650
Livonia Public Schools School District GO, School Building and Site, Series I, AGMC Insured,
5.00%,
5/01/36	5,725,000	6,012,051
5/01/38	6,000,000	6,286,980
5/01/43	16,850,000	17,488,278
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	15,000,000	16,816,500
Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33	4,450,000	4,654,744
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,403,800
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,144,900
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,222,250
Facilities Program, Refunding, Series II, AMBAC Insured, 5.00%, 10/15/33	21,000,000	21,966,210
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	16,420,180
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	10,519,000
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	1,000,000	1,024,770

Annual Report | 113

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Comprehensive Transportation Revenue, Refunding, AGMC Insured, 5.00%,
5/15/26	$4,740,000	$5,145,033
5/15/31	8,000,000	8,454,080
Michigan State Finance Authority Revenue,
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	5,930,265
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,199,422
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/30	4,105,000	4,306,514
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/31	2,340,000	2,432,804
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	10,330,763
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	12,032,640
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/36	6,500,000	6,778,850
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,174,880
State Revolving Fund, Clean Water, 5.00%, 10/01/28	3,000,000	3,375,630
State Revolving Fund, Clean Water, 5.00%, 10/01/29	3,000,000	3,356,640
State Revolving Fund, Clean Water, 5.00%, 10/01/32	2,000,000	2,201,800
Michigan State HDA Rental Housing Revenue, Series A, 5.25%, 10/01/46	3,890,000	3,994,135
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	10,000,000	10,191,600
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31	8,500,000	8,662,860
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,257,968
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	12,465,000	12,528,696
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,297,436
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,514,620
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,850,507
Mclaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,340,720
MidMichigan Obligated Group, Series A, 6.125%, 6/01/39	5,000,000	5,423,550
St. John Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17	14,500,000	14,549,010
St. John Hospital, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14	9,545,000	9,586,330
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	25,000,000	28,458,000
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	20,542,000
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/27	10,000,000	10,962,000
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding,
Series ET, Sub Series ET-2, 5.50%, 8/01/29	10,000,000	11,016,500
Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB,
AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,719,430
Michigan State University Revenue, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,216,224
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,100,860
Oakland University Board of Trustees Revenue, General, 5.00%, 3/01/42	8,770,000	9,061,515
Pennfield School District GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	645,000	649,863
FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	2,500,000	2,518,850
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	505,000	508,808
Pinckney Community Schools GO, Counties of Livington and Washtenaw, Refunding,
AGMC Insured, 5.00%, 5/01/26	2,955,000	2,968,859
Rockford Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/33	5,000,000	5,307,350
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital
Obligated Group, Refunding, Series V, 8.25%, 9/01/39	10,000,000	12,054,200
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/38	10,555,000	11,045,385
Saginaw Valley State University Revenue, General, Refunding, AGMC Insured, 5.00%,
7/01/28	7,050,000	7,479,133
114 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
South Redford School District GO, School Building and Site, NATL Insured, 5.00%, 5/01/30	$3,500,000	$3,657,080
Southfield Library Building Authority GO, Refunding, NATL Insured, 5.00%, 5/01/30	6,535,000	6,828,291
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	9,271,062
Sturgis Public School District GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/30	4,715,000	4,933,304
Trenton Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,575,000	4,900,237
5/01/38	8,150,000	8,573,474
Warren Consolidated School District GO, School Building and Site, 5.00%, 5/01/32	2,500,000	2,710,400
Wayne Charter County GO,
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured, 5.25%,
12/01/25	17,000,000	17,015,470
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured, 5.00%,
12/01/30	10,750,000	10,752,687
Building Improvement, Series A, 6.75%, 11/01/39	4,735,000	5,104,283
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/34	7,640,000	7,688,056
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/38	12,135,000	12,147,256
Wayne County Airport Authority Revenue, Detroit Metropolitan Wayne County Airport, Refunding,
NATL RE, FGIC Insured, 5.00%,
12/01/27	9,910,000	10,616,484
12/01/28	10,170,000	10,813,456
Wayne State University Revenue, General,
AMBAC Insured, 5.00%, 11/15/30	2,925,000	3,156,368
Refunding, AGMC Insured, 5.00%, 11/15/28	23,550,000	25,780,891
Refunding, AGMC Insured, 5.00%, 11/15/35	22,435,000	23,114,107
Western Michigan University Revenue, General, AGMC Insured, 5.00%,
11/15/28	5,500,000	5,755,530
11/15/32	6,410,000	6,604,928
Wyoming Sewage Disposal System Revenue, Refunding, NATL Insured, 5.00%, 6/01/27	5,700,000	5,991,555
Zeeland Public Schools GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/25	3,350,000	3,506,713
		1,009,110,760
U.S. Territories 6.8%
Puerto Rico 6.8%
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Series D, AGMC Insured, 5.00%, 7/01/32	10,900,000	9,375,090
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	9,000,000	6,925,140
Series A, 6.375%, 8/01/39	10,000,000	8,540,500
Series A, 6.00%, 8/01/42	25,000,000	20,615,500
Series C, 5.50%, 8/01/40	15,000,000	11,930,400
Series C, 5.25%, 8/01/41	25,445,000	19,177,642
		76,564,272

Total Municipal Bonds (Cost $1,080,584,886) 96.4%		1,085,675,032
Other Assets, less Liabilities 3.6%		40,446,984

Net Assets 100.0%		$1,126,122,016

See Abbreviations on page 181.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust
Financial Highlights

Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.98	$12.80	$11.92	$12.20	$11.80
Income from investment operations[b]:
Net investment income[c]	0.41	0.42	0.46	0.46	0.48
Net realized and unrealized gains (losses)	(0.60)	0.18	0.88	(0.28)	0.40
Total from investment operations	(0.19)	0.60	1.34	0.18	0.88
Less distributions from net investment income	(0.40)	(0.42)	(0.46)	(0.46)	(0.48)
Net asset value, end of year	$12.39	$12.98	$12.80	$11.92	$12.20

Total return[d]	(1.45)%	4.77%	11.44%	1.49%	7.54%

Ratios to average net assets
Expenses	0.64%	0.64%	0.65%	0.65%	0.65%
Net investment income	3.27%	3.27%	3.71%	3.80%	3.96%

Supplemental data
Net assets, end of year (000’s)	$717,104	$904,813	$819,782	$754,018	$768,806
Portfolio turnover rate	6.93%	6.99%	5.32%	14.56%	10.24%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

116 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.10	$12.92	$12.02	$12.30	$11.89
Income from investment operations[b]:
Net investment income[c]	0.34	0.36	0.39	0.40	0.41
Net realized and unrealized gains (losses)	(0.60)	0.17	0.90	(0.29)	0.41
Total from investment operations	(0.26)	0.53	1.29	0.11	0.82
Less distributions from net investment income	(0.33)	(0.35)	(0.39)	(0.39)	(0.41)
Net asset value, end of year	$12.51	$13.10	$12.92	$12.02	$12.30

Total return[d]	(1.97)%	4.15%	10.82%	0.99%	6.97%

Ratios to average net assets
Expenses	1.19%	1.19%	1.20%	1.20%	1.20%
Net investment income	2.72%	2.72%	3.16%	3.25%	3.41%

Supplemental data
Net assets, end of year (000’s)	$205,745	$270,570	$224,498	$195,123	$170,676
Portfolio turnover rate	6.93%	6.99%	5.32%	14.56%	10.24%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Minnesota Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.81	$11.92	$12.20	$11.91
Income from investment operations[c]:
Net investment income[d]	0.42	0.44	0.47	0.48	0.33
Net realized and unrealized gains (losses)	(0.60)	0.18	0.89	(0.29)	0.28
Total from investment operations	(0.18)	0.62	1.36	0.19	0.61
Less distributions from net investment income	(0.41)	(0.44)	(0.47)	(0.47)	(0.32)
Net asset value, end of year	$12.40	$12.99	$12.81	$11.92	$12.20

Total return[e]	(1.35)%	4.88%	11.63%	1.59%	5.14%

Ratios to average net assets[f]
Expenses	0.54%	0.54%	0.55%	0.55%	0.55%
Net investment income	3.37%	3.37%	3.81%	3.90%	4.06%

Supplemental data
Net assets, end of year (000’s)	$98,382	$49,398	$38,461	$10,854	$4,451
Portfolio turnover rate	6.93%	6.99%	5.32%	14.56%	10.24%

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

118 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.9%
Minnesota 97.2%
Alexandria ISD No. 206 GO, School Building, Minnesota School District Credit Enhancement
Program, Series A, 5.00%, 2/01/37	$11,700,000	$12,850,695
Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
4.875%, 2/01/24	425,000	425,978
Anoka County Regional Railroad Authority GO, Series A, XLCA Insured, 4.50%, 2/01/32	11,125,000	11,494,795
Anoka-Hennepin ISD No. 11 GO, Anoka and Hennepin Counties, School Building, Minnesota
School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%,
2/01/20	5,870,000	6,914,214
Bemidji GO, Sales Tax Revenue, Refunding, 5.25%, 2/01/38	12,055,000	13,107,522
Big Lake ISD No. 727 GO, Refunding, Series B, 5.00%,
2/01/23	2,990,000	3,513,758
2/01/24	3,000,000	3,513,780
2/01/25	2,225,000	2,585,339
Bloomington ISD No. 271 GO, Alternative Facilities, Series A, 3.00%, 2/01/30	1,370,000	1,256,454
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%,
12/01/24	1,055,000	1,113,215
Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,
2/01/19	5,025,000	5,662,622
2/01/20	5,025,000	5,589,257
2/01/21	1,000,000	1,098,890
Burnsville ISD No. 191 GO, Alternative Facilities, Series A, 3.00%,
2/01/29	1,570,000	1,518,473
2/01/30	2,880,000	2,741,472
Byron ISD No. 531 GO, School Building, Series A, NATL RE, FGIC Insured, 5.00%, 2/01/24	2,015,000	2,051,270
Cambridge ISD No. 911 GO, School Building, Minnesota School District Credit Enhancement
Program,
Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,395,473
Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,273,301
Series A, NATL Insured, 4.25%, 2/01/24	1,235,000	1,278,620
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41	1,600,000	1,627,472
Central Municipal Power Agency Revenue, Brookings, South East Twin Cities Transmission
Project, 5.00%,
1/01/32	1,150,000	1,253,937
1/01/42	1,615,000	1,693,699
Chaska ISD No. 112 GO,
Alternative Facilities, Minnesota School District Credit Enhancement Program, Refunding,
Series A, 5.00%, 2/01/20	4,135,000	4,888,356
School Building, Minnesota School District Credit Enhancement Program, Refunding,
Series A, 4.00%, 2/01/20	4,475,000	5,032,182
School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	16,586,100
Chisago County GO, Capital Improvement, Series A, NATL Insured, Pre-Refunded, 4.75%,
2/01/26	2,415,000	2,619,043
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
5.125%, 1/01/35	2,625,000	2,802,581
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,165,000	1,233,584

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Duluth ISD No. 709 COP, Full Term Certificates, Series B,
4.75%, 2/01/25	$8,445,000	$9,126,258
AGMC Insured, 5.00%, 2/01/28	18,890,000	20,511,140
Edina ISD No. 273 GO, Alternative Facilities, Series A,
2.375%, 2/01/25	4,445,000	4,185,545
2.50%, 2/01/26	3,000,000	2,809,710
Elk River ISD No. 728 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, AGMC Insured, 4.25%,
2/01/23	3,000,000	3,229,230
2/01/24	6,265,000	6,725,164
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41	1,530,000	1,544,795
Farmington ISD No. 192 GO, School Building,
Refunding, Series A, AGMC Insured, 4.50%, 2/01/24	5,015,000	5,212,792
Series B, AGMC Insured, 5.00%, 2/01/23	3,000,000	3,099,570
Series B, AGMC Insured, 4.75%, 2/01/27	16,075,000	16,661,416
Fergus Falls ISD No. 544 GO, School Building, Minnesota School District Credit Enhancement
Program, Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,832,267
Fridley ISD No. 014 GO, Fridley Public Schools, Alternative Facilities, Series A, AGMC Insured,
4.375%, 2/01/27	2,040,000	2,119,172
Hennepin County Regional Railroad Authority GO, Refunding, Series A, 4.00%,
12/01/27	2,475,000	2,605,829
12/01/28	1,590,000	1,663,792
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	25,000,000	26,688,750
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	2,000,861
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,614,800
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,544,930
Lakeville GO, Refunding, Series B,
4.00%, 2/01/21	1,000,000	1,128,390
3.00%, 2/01/30	4,690,000	4,457,376
Lakeville ISD No. 194 GO,
Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,550,068
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16	5,405,000	5,889,504
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	6,466,968
School Building, Refunding, Series D, 4.25%, 2/01/24	7,000,000	7,287,490
Maple Grove GO, Improvement, Refunding, Series A, 4.00%,
2/01/21	2,100,000	2,382,660
2/01/22	2,470,000	2,787,123
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
12/01/26	5,000,000	5,344,900
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals
and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,041,870
Minneapolis GO, Various Purpose, Refunding, 4.00%, 12/01/25	3,500,000	3,665,515
Minneapolis Health Care System Revenue, Fairview Health Services,
Series B, Assured Guaranty, 6.50%, 11/15/38	35,000,000	39,669,000
Series D, AMBAC Insured, 5.00%, 11/15/34	12,645,000	12,785,359

120 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue,
senior bond, Refunding, Series A, 5.00%, 1/01/35	$9,295,000	$10,208,048
senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20	5,400,000	5,956,578
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23	14,800,000	16,238,856
senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26	10,000,000	10,824,700
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/26	1,250,000	1,386,300
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,659,225
Subordinate Airport, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,475,855
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty,
5.00%, 2/15/30	14,600,000	15,444,464
Health Care Facilities, Essentia Health Obligated Group, Series E, Assured Guaranty, 5.00%,
2/15/37	20,600,000	21,072,564
Health Care System, Fairview Hospital and Healthcare Services, Refunding, Series A,
NATL Insured, 5.75%, 11/15/26	365,000	366,055
Minnesota Public Facilities Authority Clean Water Revenue, Series A, Pre-Refunded, 5.00%,
3/01/24	6,900,000	7,837,641
Minnesota Public Facilities Authority Revolving Fund Revenue, Series C, 5.00%, 3/01/26	16,530,000	18,884,368
Minnesota Public Facilities Authority State Revenue, Refunding, Series A, 5.00%, 3/01/24	17,010,000	20,765,128
Minnesota State 911 Revenue, Public Safety Radio Communication System Project,
Assured Guaranty,
4.50%, 6/01/22	1,000,000	1,124,790
4.50%, 6/01/24	3,745,000	4,163,017
5.00%, 6/01/24	3,000,000	3,393,960
Minnesota State Colleges and Universities Revenue, Board of Trustees, Fund,
Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,676,857
Series A, 4.00%, 10/01/24	1,535,000	1,685,537
Series A, 5.00%, 10/01/28	2,135,000	2,425,381
Series A, 4.625%, 10/01/29	6,615,000	7,187,462
Series A, NATL Insured, 5.00%, 10/01/22	1,745,000	1,834,780
Series A, NATL Insured, 5.00%, 10/01/23	1,825,000	1,917,144
Series A, NATL Insured, 5.00%, 10/01/24	1,900,000	1,993,803
Series A, NATL Insured, 5.00%, 10/01/25	1,155,000	1,210,925
Series A, NATL Insured, 5.00%, 10/01/26	1,715,000	1,796,668
Series A, NATL Insured, 5.00%, 10/01/32	5,540,000	5,780,104
Minnesota State General Fund Revenue, Appropriation,
Refunding, Series A, 4.00%, 3/01/26	4,000,000	4,270,520
Refunding, Series A, 3.00%, 3/01/30	2,000,000	1,856,360
Refunding, Series B, 5.00%, 3/01/22	1,530,000	1,831,135
Series A, 5.00%, 6/01/32	7,000,000	7,787,360
Series A, 5.00%, 6/01/38	8,500,000	9,246,555
Minnesota State GO,
Highway and Various Purpose, 5.00%, 8/01/23	3,000,000	3,387,840
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,132,870
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	11,193,000
NATL Insured, 5.00%, 6/01/26	1,650,000	1,779,690
NATL Insured, Pre-Refunded, 5.00%, 6/01/26	8,350,000	9,219,068

Annual Report | 121

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State GO, (continued)
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	$15,000,000	$16,475,550
Various Purpose, Refunding, Series H, 5.00%, 11/01/27	2,500,000	2,910,750
Various Purpose, Series A, 4.25%, 12/01/27	5,000,000	5,507,100
Various Purpose, Series A, 4.50%, 12/01/28	15,540,000	17,226,556
Minnesota State HFA Homeownership Finance Revenue, MBS Program,
Series E, GNMA Secured, 4.45%, 7/01/31	4,295,000	4,441,245
Series G, GNMA Secured, 4.00%, 7/01/26	2,215,000	2,330,800
Series G, GNMA Secured, 4.40%, 7/01/32	3,640,000	3,888,648
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,832,768
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,490,265
Residential Housing Finance, Series E, 4.90%, 7/01/29	9,305,000	9,616,717
Residential Housing Finance, Series E, 5.10%, 1/01/40	8,900,000	9,136,918
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series 7-D, 5.00%, 3/01/40	4,000,000	4,225,560
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,531,900
University of St. Thomas, Series 6-X, 5.00%, 4/01/29	2,250,000	2,386,508
University of St. Thomas, Series 6-X, 5.25%, 4/01/39	10,000,000	10,404,600
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	5,876,743
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,679,604
Minnesota State Municipal Power Agency Electric Revenue, Series A, 5.25%, 10/01/35	12,000,000	12,837,600
Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%, 3/01/27	5,000,000	5,357,850
Mounds View ISD No. 621 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 4.00%, 2/01/20	1,000,000	1,129,430
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,440,617
New Prague ISD No. 721 GO, School Building, Minnesota School District Credit Enhancement
Program, Refunding, Series A, 4.00%,
2/01/22	3,090,000	3,488,826
2/01/23	3,045,000	3,398,464
2/01/24	3,245,000	3,608,472
2/01/25	3,300,000	3,627,492
North Branch Water System Revenue,
AGMC Insured, 4.75%, 8/01/27	1,500,000	1,587,330
Series A, AGMC Insured, 5.00%, 8/01/33	1,325,000	1,387,911
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	1,505,000	1,673,831
Series A, 5.00%, 1/01/30	1,190,000	1,294,268
Series A, AMBAC Insured, 5.00%, 1/01/26	2,000,000	2,145,600
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	3,883,581
Olmsted County GO, Refunding, Series A, 3.50%, 2/01/26	3,370,000	3,494,960
Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured,
Pre-Refunded, 5.00%, 10/20/38	4,280,000	4,306,236
Pipestone ISD No. 2689 GO, School Building, Refunding, Series A, AGMC Insured, 5.00%,
3/01/20	1,595,000	1,595,000

122 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Ramsey GO, Capital Improvement Plan, Refunding, Series A,
3.00%, 12/15/28	$1,105,000	$1,061,430
3.375%, 12/15/31	1,215,000	1,177,736
Robbinsdale ISD No. 281 GO, School Building, Refunding, Series B, 4.00%, 2/01/19	2,660,000	2,996,171
Rochester Electricity Utility Revenue, Series B, 5.00%, 12/01/43	1,000,000	1,084,150
Rochester Health Care Facilities Revenue, Mayo Clinic,
Mandatory Put 11/15/21, Series C, 4.50%, 11/15/38	7,735,000	8,858,122
Series D, 5.00%, 11/15/38	10,000,000	10,470,600
Series E, 5.00%, 11/15/38	20,000,000	20,941,200
Rochester ISD No. 535 COP, Minnesota School District Credit Enhancement Program, 3.00%,
2/01/27	1,215,000	1,167,190
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%,
2/01/21	1,365,000	1,544,948
2/01/22	2,380,000	2,674,573
Sauk Rapids ISD No. 047 GO, School Building, Refunding, Series A, AGMC Insured,
5.00%, 2/01/22	2,200,000	2,335,960
4.50%, 2/01/25	2,175,000	2,248,015
Scott County GO, Capital Improvement Plan, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	6,163,478
Shakopee ISD No. 720 GO, School Building, Crossover, Refunding, 4.00%, 2/01/26	1,600,000	1,711,280
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	5,378,328
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	12,271,222
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,025,520
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	3,521,964
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	4,062,828
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	15,084,549
Refunding, Series A, 5.00%, 1/01/21	1,000,000	1,121,090
Refunding, Series A, 5.00%, 1/01/22	2,060,000	2,281,656
Refunding, Series A, 5.50%, 1/01/24	1,000,000	1,127,210
Refunding, Series A, 5.25%, 1/01/30	2,000,000	2,178,040
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	760,000	795,834
Spring Lake Park ISD No. 16 GO, School Building, Series A, AGMC Insured, 5.00%, 2/01/29	4,025,000	4,212,565
St. Cloud Health Care Revenue, CentraCare Health System Project,
Series A, 5.125%, 5/01/30	19,000,000	20,520,760
Series D, Assured Guaranty, 5.375%, 5/01/31	1,000,000	1,075,480
Series D, Assured Guaranty, 5.50%, 5/01/39	27,400,000	29,034,136
St. Michael ISD No. 885 GO,
Refunding, Series A, 4.25%, 2/01/32	10,295,000	10,860,298
School Building, Refunding, Series A, AGMC Insured, 5.00%, 2/01/24	2,735,000	2,840,352
School Building, Series A, AGMC Insured, 4.75%, 2/01/29	5,000,000	5,171,100
St. Paul Housing and RDA Health Care System Revenue, Allina Health System,
Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,383,750
Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,556,000

Annual Report | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
St. Paul ISD No. 625 GO, School Building, Minnesota School District Credit Enhancement
Program,
Refunding, Series B, 5.00%, 2/01/24	$2,925,000	$3,469,577
Series A, 3.00%, 2/01/30	1,385,000	1,297,828
Series A, 3.00%, 2/01/31	1,195,000	1,103,332
Series A, AGMC Insured, 5.00%, 2/01/24	1,615,000	1,808,913
Series A, AGMC Insured, 5.00%, 2/01/25	1,675,000	1,876,117
Series A, AGMC Insured, 5.00%, 2/01/26	1,745,000	1,954,522
St. Paul Sales Tax Revenue, sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	7,717,328
University of Minnesota Regents GO, Series A,
4.00%, 2/01/26	2,425,000	2,644,923
5.25%, 4/01/29	1,000,000	1,117,080
5.125%, 4/01/34	1,000,000	1,097,790
University of Minnesota Regents Revenue, State Supported Biomedical Science Research
Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,410,800
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	5,340,000	5,802,070
Watertown ISD No. 111 GO, School Building, Series A, AGMC Insured, 5.00%, 2/01/24	2,725,000	2,891,770
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,923,100
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,951,628
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,353,024
Refunding, Series A, 5.00%, 1/01/30	1,000,000	1,119,410
Series A, AGMC Insured, 5.00%, 1/01/36	6,000,000	6,219,960
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A,
5.00%, 2/01/24	1,100,000	1,265,121
5.00%, 2/01/26	1,325,000	1,502,391
3.00%, 2/01/28	2,150,000	2,002,467
3.00%, 2/01/29	1,000,000	915,010
		992,370,330
U.S. Territories 1.7%
Puerto Rico 1.5%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, AGMC Insured, 5.125%,
7/01/30	275,000	249,329
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
AGMC Insured, 6.25%, 7/01/21	10,000,000	10,397,300
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
AMBAC Insured, ETM, 5.50%, 8/01/27	1,000,000	1,207,730
Puerto Rico Sales Tax FICO Sales Tax Revenue, Capital Appreciation, Sub Series A, zero cpn.,
8/01/34	17,500,000	3,401,825
		15,256,184

124 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 0.2%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, AGMC Insured, 5.25%,
10/01/20	$1,160,000	$1,187,979
10/01/21	1,000,000	1,023,950
		2,211,929
Total U.S. Territories		17,468,113
Total Municipal Bonds (Cost $959,142,207) 98.9%		1,009,838,443
Other Assets, less Liabilities 1.1%		11,393,164
Net Assets 100.0%		$1,021,231,607

See Abbreviations on page 181.

Annual Report | The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust
Financial Highlights

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.12	$12.96	$11.99	$12.50	$12.08
Income from investment operations[b]:
Net investment income[c]	0.48	0.48	0.51	0.51	0.51
Net realized and unrealized gains (losses)	(0.71)	0.15	0.97	(0.51)	0.42
Total from investment operations	(0.23)	0.63	1.48	—	0.93
Less distributions from net investment income	(0.45)	(0.47)	(0.51)	(0.51)	(0.51)
Net asset value, end of year	$12.44	$13.12	$12.96	$11.99	$12.50

Total return[d]	(1.69)%	4.96%	12.61%	(0.06)%	7.82%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income	3.86%	3.69%	4.07%	4.08%	4.10%

Supplemental data
Net assets, end of year (000’s)	$1,144,885	$1,445,535	$1,305,046	$1,227,868	$1,314,090
Portfolio turnover rate	8.78%	9.69%	10.70%	18.67%	4.17%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.27	$13.10	$12.11	$12.62	$12.19
Income from investment operations[b]:
Net investment income[c]	0.42	0.42	0.44	0.44	0.44
Net realized and unrealized gains (losses)	(0.73)	0.15	0.99	(0.51)	0.43
Total from investment operations	(0.31)	0.57	1.43	(0.07)	0.87
Less distributions from net investment income	(0.38)	(0.40)	(0.44)	(0.44)	(0.44)
Net asset value, end of year	$12.58	$13.27	$13.10	$12.11	$12.62

Total return[d]	(2.28)%	4.41%	12.05%	(0.63)%	7.24%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.18%	1.19%
Net investment income	3.31%	3.14%	3.52%	3.53%	3.55%

Supplemental data
Net assets, end of year (000’s)	$301,447	$416,262	$346,117	$309,921	$287,586
Portfolio turnover rate	8.78%	9.69%	10.70%	18.67%	4.17%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Ohio Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.12	$12.96	$11.99	$12.50	$12.08
Income from investment operations[b]:
Net investment income[c]	0.49	0.50	0.52	0.52	0.52
Net realized and unrealized gains (losses)	(0.71)	0.15	0.97	(0.51)	0.42
Total from investment operations	(0.22)	0.65	1.49	0.01	0.94
Less distributions from net investment income	(0.46)	(0.49)	(0.52)	(0.52)	(0.52)
Net asset value, end of year	$12.44	$13.12	$12.96	$11.99	$12.50

Total return	(1.59)%	5.07%	12.72%	0.04%	7.93%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.54%
Net investment income	3.96%	3.79%	4.17%	4.18%	4.20%

Supplemental data
Net assets, end of year (000’s)	$37,153	$45,364	$36,127	$18,878	$13,367
Portfolio turnover rate	8.78%	9.69%	10.70%	18.67%	4.17%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

128 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.8%
Ohio 92.7%
Akron COP, District Energy Project, 5.00%, 12/01/30	$9,910,000	$10,477,744
Akron Income Tax Revenue, Community Learning Centers, Series A, 4.50%, 12/01/33	10,000,000	10,390,700
Akron Waterworks System Mortgage Revenue, Refunding and Improvement, Assured Guaranty,
5.00%, 3/01/34	1,000,000	1,042,060
Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Refunding,
Series A, 5.25%, 6/01/38	15,000,000	15,571,950
Series B, 5.25%, 9/01/27	7,570,000	8,255,009
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project, Refunding,
Series A,
Assured Guaranty, 5.25%, 2/15/33	30,000,000	31,691,400
BHAC Insured, 5.00%, 2/15/38	22,000,000	22,884,620
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2,
4.00%, 11/01/49	6,685,000	5,700,567
Austintown Local School District GO, School Improvement, AGMC Insured, Pre-Refunded,
5.125%, 12/01/30	7,715,000	7,995,980
Bath Local School District GO, School Improvement, AGMC Insured,
4.00%, 12/01/44	3,295,000	2,864,212
5.00%, 12/01/49	5,380,000	5,487,492
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	4,000,000	3,834,760
Bowling Green MFHR, The Bowling Green Village Apartments, Series A, GNMA Secured, 5.40%,
9/20/36	2,820,000	2,821,636
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%,
1/15/36	1,300,000	1,396,512
Brooklyn City School District GO, School Improvement,
AGMC Insured, 5.25%, 12/01/43	3,000,000	3,127,560
Refunding, AGMC Insured, 5.50%, 12/01/49	7,780,000	8,112,517
Butler County GO, Various Purpose, Refunding, NATL RE, FGIC Insured, 5.00%, 12/01/26	2,130,000	2,297,056
Butler County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project,
6.375%, 4/01/36	5,000,000	5,662,550
5.625%, 4/01/41	5,000,000	5,435,050
Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,
12/01/32	1,455,000	650,792
12/01/33	2,000,000	847,100
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	1,505,000	1,719,041
Refunding and Improvement, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	15,721,626
Chillicothe City School District GO, Capital Appreciation, School Improvement, Refunding,
NATL RE, FGIC Insured, zero cpn.,
12/01/22	1,905,000	1,444,714
12/01/23	1,905,000	1,387,678
12/01/24	1,905,000	1,360,418
Cincinnati City School District COP, School Improvement Project, Refunding, AGMC Insured,
5.00%,
12/15/26	7,310,000	7,825,647
12/15/27	7,000,000	7,478,240

Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cincinnati City School District GO, Classroom Facilities Construction and Improvement,
Refunding, NATL RE, FGIC Insured, 5.25%,
12/01/27	$14,900,000	$17,868,527
12/01/28	5,000,000	5,975,000
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,148,230
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,549,905
Series C, AGMC Insured, 5.00%, 1/01/26	9,500,000	10,151,035
Series C, AGMC Insured, 5.00%, 1/01/31	11,250,000	11,686,950
Series C, Assured Guaranty, 5.00%, 1/01/27	27,385,000	28,769,859
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,263,070
Cleveland Municipal School District GO, School Improvement,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/27	4,000,000	4,046,120
Refunding, 5.00%, 12/01/25	3,600,000	4,049,532
Refunding, 5.00%, 12/01/27	1,000,000	1,107,280
Cleveland Public Power System Revenue,
Capital Appreciation, Series B-2, NATL RE, FGIC Insured, zero cpn., 11/15/38	10,000,000	2,581,400
Series B-1, NATL Insured, 5.00%, 11/15/28	2,000,000	2,104,020
Series B-1, NATL Insured, 5.00%, 11/15/38	10,000,000	10,211,500
Cleveland State University General Receipt Revenue, NATL RE, FGIC Insured, Pre-Refunded,
5.25%, 6/01/24	1,000,000	1,012,130
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing Facility, Euclid Avenue
Housing Corp., Fenn Tower Project, AMBAC Insured, 5.00%,
8/01/25	2,440,000	2,359,578
8/01/28	2,145,000	2,026,896
Columbus Metropolitan Library Special Obligation Revenue, Library Fund Facilities Notes,
Series 1, 4.00%,
12/01/27	3,765,000	3,897,566
12/01/28	2,970,000	3,058,328
12/01/29	4,125,000	4,222,762
12/01/37	7,620,000	7,573,366
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,200,850
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,487,108
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project,
Series F, 5.00%, 12/01/27	15,000,000	16,330,200
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	20,961,600
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%,
12/01/49	6,000,000	6,575,640
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,125,320
Dublin City School District GO, Capital Appreciation, NATL RE, FGIC Insured, zero cpn.,
12/01/16	4,635,000	4,523,621
Edgewood City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,
12/01/24	2,220,000	2,295,724
Fairborn City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,
12/01/23	1,205,000	1,274,480
12/01/24	1,265,000	1,335,663
12/01/25	1,330,000	1,400,131

130 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Fairless Local School District GO, Various Purpose School Facilities, Construction and
Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	$2,085,000	$2,159,018
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation
Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24	7,255,000	7,748,703
Franklin County Hospital Revenue,
Improvement, Nationwide Children’s Hospital Project, 5.25%, 11/01/40	15,000,000	15,784,650
The Children’s Hospital Project, Series C, NATL RE, FGIC Insured, 5.00%, 5/01/35	4,000,000	4,074,040
Georgetown Exempted Village School District GO, Classroom Facilities, AGMC Insured,
Pre-Refunded, 5.125%, 12/01/31	1,000,000	1,036,420
Graham Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%,
12/01/33	6,055,000	6,551,510
Green Community Learning Centers Income Tax Revenue, NATL Insured, Pre-Refunded, 5.00%,
12/01/27	1,205,000	1,219,038
12/01/28	1,265,000	1,279,737
12/01/32	2,675,000	2,706,164
Greene County Hospital Facility Revenue, Kettering Health Network Obligated Group Project,
5.50%, 4/01/39	12,930,000	13,480,301
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,120,860
Hamilton County Convention Facilities Authority Revenue, NATL RE, FGIC Insured, 5.00%,
12/01/28	5,400,000	5,430,996
Hamilton County Sales Tax Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32	10,000,000	10,459,900
sub. bond, Refunding, Series A, AGMC Insured, 5.00%, 12/01/32	35,080,000	36,693,329
Hamilton County Sewer System Revenue, Metropolitan Sewer District Improvement, Series B,
NATL Insured, 5.00%, 12/01/30	4,000,000	4,193,440
Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati,
Refunding, AGMC Insured,
5.00%, 6/01/30	7,000,000	7,398,510
4.75%, 6/01/39	7,000,000	7,139,580
Hilliard School District GO, Capital Appreciation, School Construction, Refunding, NATL Insured,
zero cpn.,
12/01/19	2,190,000	1,959,196
12/01/20	4,525,000	3,860,685
Huber Heights City School District GO, School Improvement, Refunding, 5.00%,
12/01/33	4,500,000	4,787,775
12/01/36	5,000,000	5,277,450
Huber Heights Water System Revenue, Refunding and Improvement, NATL Insured, 5.00%,
12/01/27	3,205,000	3,355,475
12/01/30	2,250,000	2,344,275
Ironton City School District GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/34	5,130,000	5,779,612
Ironton Sewer Revenue, System Improvement, AGMC Insured, 5.25%, 12/01/40	2,500,000	2,613,700
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%,
5/01/31	2,395,000	2,428,123
Kettering City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,
12/01/28	2,970,000	3,004,244
12/01/31	2,595,000	2,624,920

Annual Report | 131

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Keystone Local School District Lorain County GO, School Improvement, AGMC Insured,
Pre-Refunded, 5.00%,
12/01/30	$3,740,000	$3,783,571
12/01/30	2,430,000	2,458,018
Kings Local School District GO, School Improvement, NATL Insured,
5.00%, 12/01/33	4,635,000	4,919,867
Pre-Refunded, 5.00%, 12/01/33	5,365,000	6,212,670
Lakewood City School District GO,
School Facilities Improvement, NATL RE, FGIC Insured, 5.00%, 12/01/30	9,170,000	9,976,226
School Facilities Improvement, NATL RE, FGIC Insured, 4.50%, 12/01/34	6,000,000	6,218,940
School Improvement, AGMC Insured, Pre-Refunded, 5.125%, 12/01/31	21,900,000	22,697,598
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31	1,000,000	1,047,580
Lakota Local School District GO,
Refunding, Series A, NATL RE, FGIC Insured, 5.25%, 12/01/26	2,000,000	2,412,100
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/29	5,000,000	5,414,550
Lancaster City School District GO, School Facilities Construction and Improvement, 5.00%,
10/01/49	10,000,000	10,244,800
Licking Heights Local School District GO, School Facilities Construction and Improvement,
Series A, NATL Insured, Pre-Refunded, 5.00%, 12/01/26	1,825,000	1,932,858
Little Miami Local School District GO,
Refunding, AGMC Insured, 4.50%, 12/01/34	14,255,000	14,356,638
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34	4,000,000	4,500,680
Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19	1,640,000	1,655,941
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	20,407,480
Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,411,440
Lucas County GO, Various Purpose, 4.50%, 10/01/35	10,685,000	10,865,683
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%,
12/01/32	9,605,000	11,633,096
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%,
12/01/36	3,500,000	3,570,595
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project,
NATL Insured, ETM, 5.50%, 10/15/25	4,750,000	5,680,810
Maple Heights City School District GO, School Facilities Improvement,
5.00%, 1/15/37	8,265,000	8,638,413
Pre-Refunded, 5.00%, 1/15/37	1,735,000	1,955,449
Martins Ferry City School District GO, School Facilities Construction and Improvement,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	3,610,000	3,823,351
Marysville Exempted Village School District COP, School Facilities Project, NATL Insured,
Pre-Refunded, 5.25%,
12/01/28	2,120,000	2,250,486
12/01/30	2,650,000	2,813,107
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	819,270
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	794,180
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/29	5,500,000	5,732,320

132 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, 4.25%, 12/01/27	$1,170,000	$1,222,159
Assured Guaranty, 4.75%, 12/01/47	5,000,000	5,132,250
first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35	4,780,000	5,171,960
Refunding, Assured Guaranty, 4.75%, 12/01/46	14,205,000	14,566,943
Marysville Water System Mortgage Revenue, AMBAC Insured, 5.00%, 12/01/32	1,250,000	1,325,013
Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%, 12/01/31	5,725,000	6,233,895
Miami University Revenue, General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,364,720
Monroe Local School District GO, School Improvement, Refunding, AMBAC Insured, 4.50%,
12/01/29	3,115,000	3,154,841
Montgomery County Revenue, Catholic Health Initiatives,
Refunding, Series A, 5.50%, 5/01/34	12,500,000	13,912,375
Refunding, Series A, 5.00%, 5/01/39	10,000,000	10,121,600
Series C-1, AGMC Insured, 5.00%, 10/01/41	10,000,000	10,213,400
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%,
12/01/49	11,460,000	11,794,403
New Albany Community Authority Community Facilities Revenue, Refunding, Series C, 5.00%,
10/01/23	1,100,000	1,243,869
10/01/24	1,250,000	1,400,575
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%,
12/01/49	10,000,000	9,265,300
Newark City School District GO, School Improvement, Series A, NATL RE, FGIC Insured,
Pre-Refunded, 5.00%, 12/01/33	5,000,000	5,180,900
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	13,445,000	13,143,160
Northmont City School District GO, School Improvement, Series A, 5.00%, 11/01/49	5,130,000	5,378,908
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO,
AGMC Insured,
4.875%, 12/01/18	482,332	483,326
5.25%, 12/01/23	540,000	540,907
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	5,881,415
Ohio State Air Quality Development Authority Revenue,
Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,392,096
Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC Insured,
4.80%, 1/01/34	23,000,000	23,186,070
Ohio State Building Authority Revenue, State Facilities, Adult Correction Building Fund Projects,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 4/01/24	5,390,000	5,666,938
Ohio State Higher Educational Facility Commission Revenue,
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,609,499
Denison University Project, Refunding and Improvement, 5.00%, 11/01/30	1,360,000	1,477,436
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded,
5.00%, 5/01/23	3,385,000	3,726,546
Higher Educational Facility, Xavier University Project, Assured Guaranty, Pre-Refunded,
5.00%, 5/01/24	2,000,000	2,201,800
Kenyon College Project, Refunding, 5.25%, 7/01/44	30,000,000	31,442,700
Summa Health System, 2010 Project, Refunding, Assured Guaranty, 5.25%, 11/15/40	21,805,000	22,253,529
Summa Health System, AGMC Insured, 5.75%, 11/15/40	4,500,000	4,736,205
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	10,162,500

Annual Report | 133

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue, (continued)
University Hospital, BHAC Insured, 4.75%, 1/15/46	$25,000,000	$25,265,000
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	13,896,090
University of Dayton Project, XLCA Insured, Pre-Refunded, 5.00%, 12/01/34	8,500,000	8,801,750
Xavier University Project, 5.00%, 5/01/40	14,500,000	14,877,290
Ohio State Higher Educational Facility Revenue,
Case Western Reserve University Project, Refunding, NATL Insured, 5.00%, 12/01/44	7,500,000	7,796,925
Otterbein College Project, Assured Guaranty, 5.00%, 12/01/25	2,205,000	2,278,691
Otterbein College Project, Assured Guaranty, 5.00%, 12/01/35	3,225,000	3,286,081
Ohio State Turnpike Commission Revenue, Infrastructure Projects, junior lien, Series A-1,
5.25%, 2/15/33	4,200,000	4,591,398
Olentangy Local School District GO,
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	1,745,000	1,926,620
Delaware and Franklin Counties, AGMC Insured, 4.50%, 12/01/33	10,000,000	10,269,600
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	11,300,000	11,690,754
School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
12/01/36	7,505,000	7,977,965
Painesville City School District GO, School Improvement, NATL RE, FGIC Insured, Pre-Refunded,
5.00%, 12/01/28	2,515,000	2,604,283
Princeton City School District COP, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,042,900
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, 5.00%,
12/01/32	3,000,000	3,216,000
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty,
5.25%, 12/01/38	15,000,000	15,448,500
Shawnee State University Revenue, General Receipts, NATL Insured, 5.00%, 6/01/28	5,780,000	5,900,744
Sheffield Lake City School District GO, School Improvement, 5.00%, 12/01/37	9,635,000	10,098,925
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities
Construction and Improvement, 4.00%, 12/01/42	11,050,000	10,628,995
Springboro Community City School District GO, Refunding, AGMC Insured, 5.25%,
12/01/27	5,175,000	6,174,551
12/01/28	2,000,000	2,390,000
Springboro Sewer System Revenue, Mortgage, NATL Insured, Pre-Refunded, 5.00%, 6/01/27	1,095,000	1,107,625
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%,
12/01/43	3,760,000	3,952,098
St. Mary’s City School District GO, School Facilities Construction and Improvement,
AGMC Insured, 5.00%, 12/01/35	3,500,000	3,601,990
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	16,667,099
Summit County Port Authority Lease Revenue, The University of Akron Student Housing Project,
6.00%, 1/01/42	11,580,000	12,950,146
Switzerland of Local School District GO, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,351,555
Sylvania City School District GO, School Improvement, Assured Guaranty, 5.25%, 12/01/36	7,660,000	8,185,399
Toledo City School District GO, School Facilities Improvement,
5.375%, 12/01/35	4,565,000	4,916,916
Refunding, Series B, 5.00%, 12/01/32	7,830,000	8,540,964
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,666,525
Various Purpose Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/28	3,000,000	3,254,790

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
5.25%, 12/01/26	$1,500,000	$1,602,315
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	20,889,191
NATL Insured, 5.00%, 11/15/30	6,425,000	6,694,015
Series A, 4.00%, 11/15/36	9,125,000	8,977,357
Trenton Water System Revenue, Improvement, AGMC Insured, Pre-Refunded, 5.125%,
12/01/34	2,750,000	2,850,155
University of Akron General Receipts Revenue,
NATL RE, FGIC Insured, 5.00%, 1/01/35	5,250,000	5,257,087
Series A, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,284,250
Series B, AGMC Insured, 5.00%, 1/01/38	19,000,000	19,878,750
Series B, NATL RE, FGIC Insured, 5.00%, 1/01/28	1,475,000	1,477,596
University of Cincinnati General Receipts Revenue,
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,276,308
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/23	1,665,000	1,684,197
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/24	1,750,000	1,770,388
Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/25	1,810,000	1,831,087
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,500,880
Series C, 5.00%, 6/01/39	6,255,000	6,661,512
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%,
6/01/30	10,000,000	10,190,400
Warren City School District GO, School Improvement, NATL RE, FGIC Insured, Pre-Refunded,
5.00%, 12/01/28	3,000,000	3,034,590
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,422,452
Wheelersburg Local School District GO, School Improvement, AGMC Insured, Pre-Refunded,
5.00%, 12/01/32	1,400,000	1,482,740
Wright State University Revenue, General Receipts, Series A, 5.00%, 5/01/31	10,120,000	10,808,767
Wyoming City School District GO, School Improvement, 5.00%, 12/01/42	7,250,000	7,608,730
Youngstown State University General Receipts Revenue, Assured Guaranty,
5.25%, 12/15/29	4,000,000	4,304,480
5.50%, 12/15/33	4,225,000	4,544,368
		1,375,374,412
U.S. Territories 6.1%
Puerto Rico 4.8%
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series N, AGMC Insured, 5.50%, 7/01/29	14,000,000	13,103,300
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, ETM,
6.00%, 8/01/26	9,140,000	11,507,443
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 8/01/44	47,550,000	6,410,691
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 8/01/46	100,000,000	11,817,000
first subordinate, Series A, 5.25%, 8/01/27	4,735,000	3,955,667
Refunding, Senior Series C, 5.00%, 8/01/40	5,000,000	4,091,350
Refunding, Senior Series C, zero cpn., 8/01/39	40,000,000	6,914,000
Senior Series C, 5.25%, 8/01/40	15,025,000	12,618,145
		70,417,596

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 1.3%
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien, AGMC Insured, 5.00%,
10/01/29	$18,340,000	$19,292,763
Total U.S. Territories		89,710,359
Total Municipal Bonds before Short Term Investments
(Cost $1,422,531,272)		1,465,084,771
Short Term Investments (Cost $1,500,000) 0.1%
Municipal Bonds 0.1%
Ohio 0.1%
[a]Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series A,
Daily VRDN and Put, 0.04%, 10/01/31	1,500,000	1,500,000
Total Investments (Cost $1,424,031,272) 98.9%		1,466,584,771
Other Assets, less Liabilities 1.1%		16,899,991
Net Assets 100.0%		$1,483,484,762

See Abbreviations on page 181.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

136 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.58	$12.45	$11.48	$11.87	$11.21
Income from investment operations[b]:
Net investment income[c]	0.46	0.44	0.49	0.49	0.49
Net realized and unrealized gains (losses)	(0.91)	0.13	0.98	(0.37)	0.66
Total from investment operations	(0.45)	0.57	1.47	0.12	1.15
Less distributions from net investment income	(0.44)	(0.44)	(0.50)	(0.51)	(0.49)
Net asset value, end of year	$11.69	$12.58	$12.45	$11.48	$11.87

Total return[d]	(3.50)%	4.64%	13.11%	0.94%	10.47%

Ratios to average net assets
Expenses	0.62%	0.62%	0.63%	0.63%	0.64%
Net investment income	3.88%	3.53%	4.11%	4.11%	4.26%

Supplemental data
Net assets, end of year (000’s)	$924,611	$1,189,801	$1,082,877	$946,755	$954,860
Portfolio turnover rate	8.28%	7.51%	12.50%	8.19%	9.79%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 137

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.74	$12.60	$11.62	$12.00	$11.33
Income from investment operations[b]:
Net investment income[c]	0.40	0.38	0.43	0.43	0.44
Net realized and unrealized gains (losses)	(0.92)	0.13	0.99	(0.37)	0.66
Total from investment operations	(0.52)	0.51	1.42	0.06	1.10
Less distributions from net investment income	(0.38)	(0.37)	(0.44)	(0.44)	(0.43)
Net asset value, end of year	$11.84	$12.74	$12.60	$11.62	$12.00

Total return[d]	(4.07)%	4.08%	12.44%	0.44%	9.85%

Ratios to average net assets
Expenses	1.17%	1.17%	1.18%	1.18%	1.19%
Net investment income	3.33%	2.98%	3.56%	3.56%	3.71%

Supplemental data
Net assets, end of year (000’s)	$188,147	$266,819	$230,384	$196,909	$195,473
Portfolio turnover rate	8.28%	7.51%	12.50%	8.19%	9.79%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

138 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Oregon Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.59	$12.46	$11.48	$11.87	$11.44
Income from investment operations[c]:
Net investment income[d]	0.47	0.46	0.50	0.50	0.32
Net realized and unrealized gains (losses)	(0.90)	0.12	1.00	(0.37)	0.42
Total from investment operations	(0.43)	0.58	1.50	0.13	0.74
Less distributions from net investment income	(0.46)	(0.45)	(0.52)	(0.52)	(0.31)
Net asset value, end of year	$11.70	$12.59	$12.46	$11.48	$11.87

Total return[e]	(3.41)%	4.74%	13.31%	1.04%	6.49%

Ratios to average net assets[f]
Expenses	0.52%	0.52%	0.53%	0.53%	0.54%
Net investment income	3.98%	3.63%	4.21%	4.21%	4.36%

Supplemental data
Net assets, end of year (000’s)	$34,225	$48,678	$39,434	$14,482	$6,412
Portfolio turnover rate	8.28%	7.51%	12.50%	8.19%	9.79%

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.3%
Oregon 84.0%
Astoria Hospital Facilities Authority Revenue, Columbia Memorial Hospital, Refunding, 5.00%,
8/01/25	$845,000	$879,662
8/01/28	1,325,000	1,339,442
8/01/31	1,350,000	1,358,221
Beaverton School District GO,
Washington and Multnomah Counties, AGMC Insured, Pre-Refunded, 4.125%, 6/01/26	1,315,000	1,426,223
Washington County School District No. 48J, Assured Guaranty, 5.00%, 6/01/31	1,280,000	1,386,406
Washington County School District No. 48J, Assured Guaranty, 5.125%, 6/01/36	1,000,000	1,084,090
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
Refunding, 5.125%, 10/01/28	1,525,000	1,525,686
Chemeketa Community College District GO, 5.00%,
6/15/25	1,500,000	1,665,345
6/15/26	2,615,000	2,884,162
Clackamas County Canby School District No. 86 GO, AGMC Insured, Pre-Refunded, 5.00%,
6/15/23	1,000,000	1,060,960
6/15/25	1,000,000	1,060,960
Clackamas County Hospital Facility Authority Revenue,
Gross Willamette Falls Project, Pre-Refunded, 5.375%, 4/01/22	2,125,000	2,241,535
Gross Willamette Falls Project, Pre-Refunded, 5.125%, 4/01/26	1,000,000	1,052,170
Legacy Health System, Series A, 5.50%, 7/15/35	6,525,000	6,970,005
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%,
6/01/25	3,075,000	3,800,331
Clackamas County School District No. 12 North Clackamas GO,
Series A, AGMC Insured, 4.75%, 6/15/31	2,250,000	2,374,830
Series B, AGMC Insured, 5.00%, 6/15/27	25,000,000	27,036,250
Clackamas County School District No. 46 Oregon Trail GO,
5.00%, 6/15/32	6,855,000	7,349,657
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	4,048,630
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	3,940,798
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,423,044
Refunding, Series A, 5.00%, 6/15/29	2,655,000	2,896,047
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36	1,000,000	1,019,820
Columbia and Washington Counties School District No. 47J Vernonia GO, 5.00%, 6/15/35	5,175,000	5,575,545
Columbia Gorge Community College District GO, NATL Insured, Pre-Refunded, 5.00%,
6/15/22	1,000,000	1,060,960
Crook County School District GO, Crook and Deschutes Counties, 5.00%,
6/15/34	4,475,000	4,887,640
6/15/37	8,090,000	8,743,996
Deschutes and Jefferson Counties School District No. 2J Redmond GO,
Pre-Refunded, 5.50%, 6/15/34	5,000,000	5,979,250
Series A, NATL RE, FGIC Insured, 5.00%, 6/15/21	1,000,000	1,012,200
Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare
Community Inc.,
Refunding, 8.25%, 1/01/38	20,000,000	24,101,400
Series B, AMBAC Insured, 5.375%, 1/01/35	7,000,000	7,401,170
Eugene Electric Utility System Revenue, Refunding,
5.00%, 8/01/33	10,060,000	10,624,567
Series A, 5.00%, 8/01/40	6,745,000	7,213,508
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,761,831

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Forest Grove Revenue, Campus Improvement, Pacific University Project, Pre-Refunded,
6.00%, 5/01/30	$4,000,000	$4,036,040
6.375%, 5/01/39	12,000,000	12,115,200
Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
Radian Insured, 5.375%,
10/01/26	2,000,000	2,001,100
10/01/31	2,000,000	2,000,560
Independence GO, City Hall Project, AGMC Insured, 5.00%,
6/15/35	2,110,000	2,291,840
6/15/40	3,975,000	4,259,610
Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
12/01/27	1,000,000	1,049,680
12/01/32	1,000,000	1,035,570
12/01/37	1,475,000	1,506,462
Jackson County School District No. 549C Medford GO,
5.00%, 6/15/33	3,225,000	3,473,938
5.00%, 6/15/34	5,000,000	5,222,500
Series B, AGMC Insured, 5.00%, 12/15/32	5,765,000	6,122,776
Jefferson County School District No. 509J GO,
Refunding, 5.00%, 6/15/30	1,000,000	1,117,070
Refunding, 5.00%, 6/15/31	1,410,000	1,563,281
Series B, 5.00%, 6/15/30	2,000,000	2,234,140
Keizer Special Assessment, Keizer Station Area A Local ID, 5.20%, 6/01/31	2,885,000	2,932,978
Klamath County School District GO, 5.00%,
6/15/29	1,155,000	1,298,971
6/15/30	1,095,000	1,223,192
6/15/31	1,000,000	1,108,710
Lake Oswego GO, Refunding, Series A, 5.00%, 12/01/31	6,400,000	6,915,968
Lane County Metropolitan Wastewater Management Commission Revenue,
5.25%, 11/01/28	5,000,000	5,403,900
NATL RE, FGIC Insured, 4.75%, 11/01/26	1,615,000	1,689,096
Lane County School District No. 19 Springfield GO, AGMC Insured, zero cpn.,
6/15/27	5,580,000	3,126,697
6/15/28	2,000,000	1,066,320
6/15/29	1,925,000	973,338
Lebanon GO, AMBAC Insured, 5.00%,
6/01/25	1,635,000	1,730,468
6/01/27	1,675,000	1,764,344
Medford Hospital Facilities Authority Revenue,
Asante Health System, Refunding, Assured Guaranty, 5.125%, 8/15/40	25,000,000	25,710,000
Asante Health System, Series A, Assured Guaranty, 5.00%, 8/15/40	10,050,000	10,266,075
Rogue Valley Manor, Refunding, 5.00%, 10/01/33	1,500,000	1,537,800
Rogue Valley Manor, Refunding, 5.00%, 10/01/42	11,595,000	11,426,409
Multnomah County David Douglas School District No. 40 GO, Series B, zero cpn.,
6/15/24	1,640,000	1,128,304
6/15/25	1,325,000	867,477
6/15/26	2,585,000	1,606,914
6/15/27	2,655,000	1,560,901

Annual Report | 141

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Multnomah County David Douglas School District No. 40 GO, Series B, zero cpn., (continued)
6/15/28	$2,495,000	$1,393,133
6/15/29	2,595,000	1,362,375
6/15/30	1,885,000	935,676
6/15/31	2,030,000	952,273
6/15/32	2,000,000	886,040
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,759,675
Terwilliger Plaza, Refunding, 5.00%, 12/01/29	3,690,000	3,805,681
Multnomah County School District No. 3 Park Rose GO, Series A, 5.00%,
6/30/35	2,000,000	2,157,300
6/30/36	1,500,000	1,613,010
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,018,539
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,135
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	9,114,316
Series A, 5.875%, 7/01/33	2,500,000	2,738,850
Series A, 5.75%, 7/01/39	13,175,000	14,269,579
Oregon State Department of Administrative Services COP,
Series A, 5.25%, 5/01/39	3,800,000	4,022,756
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/23	2,695,000	2,844,222
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/30	13,205,000	13,936,161
Series B, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 11/01/30	20,100,000	21,686,895
Series C, 5.00%, 11/01/34	8,000,000	8,492,400
Oregon State Department of Administrative Services Lottery Revenue, Series A, 5.00%,
4/01/27	17,880,000	20,473,315
4/01/28	5,800,000	6,685,370
4/01/28	18,225,000	20,773,948
4/01/29	1,750,000	1,985,725
4/01/32	5,000,000	5,582,650
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Series A, 5.00%, 11/15/29	3,085,000	3,468,003
senior lien, Series A, 4.50%, 11/15/32	21,000,000	21,574,140
senior lien, Series A, 5.00%, 11/15/33	21,530,000	23,881,076
Series A, Pre-Refunded, 5.00%, 11/15/28	15,000,000	15,502,650
Oregon State Facilities Authority Revenue,
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,582,080
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	33,029,400
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,044,860
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,009,748
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,816,525
PeaceHealth, Refunding, Series A, 5.00%, 11/01/39	32,790,000	33,962,898
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,647,060
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,112,700
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	10,662,700
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,066,525
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty,
5.00%, 7/01/44	8,910,000	9,110,297

142 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority Revenue, (continued)
University of Portland Projects, Series A, 5.00%, 4/01/32	$8,795,000	$8,801,069
Willamette University Projects, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
10/01/35	5,210,000	5,600,646
Oregon State GO,
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	1,945,121
Elderly and Disabled Housing, Series A, 6.00%, 8/01/15	520,000	520,936
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	375,000	375,428
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	1,115,000	1,115,424
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,150,000	3,063,217
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17	945,000	946,417
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23	1,355,000	1,356,883
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,500,000	1,633,890
State Board of Higher Education, Series A, 5.00%, 8/01/34	5,000,000	5,452,800
State Board of Higher Education, Series A, 5.00%, 8/01/37	5,555,000	5,971,681
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31	1,695,000	1,884,501
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35	6,000,000	6,402,240
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/36	2,715,000	3,018,537
State Board of Higher Education, Series B, 5.00%, 8/01/38	5,000,000	5,446,300
State Board of Higher Education, Series C, 5.00%, 8/01/37	1,115,000	1,198,636
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,100,360
Veterans’ Welfare, Series 92B, 4.625%, 12/01/38	5,330,000	5,467,621
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
PeaceHealth, AMBAC Insured, 5.00%, 11/15/26	5,500,000	5,514,795
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
Refunding, Series G, 5.35%, 7/01/30	2,910,000	3,023,723
Series C, 4.75%, 7/01/42	3,765,000	3,798,810
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn.,
6/15/31	1,000,000	491,820
Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38	23,000,000	24,992,490
Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35	5,000,000	5,588,700
Portland GO,
Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,766,531
Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,251,798
Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,664,900
Series B, zero cpn., 6/01/21	1,000,000	840,190
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured,
6.00%, 7/01/33	2,000,000	2,002,400
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,188,967
Series C, 5.00%, 6/15/28	1,000,000	1,091,170
Series C, 5.00%, 6/15/29	850,000	920,558
Series C, 5.00%, 6/15/30	1,000,000	1,076,390
Series C, 5.00%, 6/15/31	750,000	801,817
Portland Sewer System Revenue,
first lien, Series A, AGMC Insured, 5.00%, 10/01/24	6,235,000	6,360,261
second lien, Series A, 5.00%, 3/01/34	25,270,000	27,429,827
second lien, Series B, NATL Insured, 5.00%, 6/15/28	5,105,000	5,413,648

Annual Report | 143

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/15/24	$1,295,000	$1,320,460
Interstate Corridor, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/15/25	2,385,000	2,428,002
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,045,190
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,039,480
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,033,180
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,644,550
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,235,595
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,031,690
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,872,576
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,442,822
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	4,915,512
Portland Water System Revenue, second lien, Series A, NATL Insured, Pre-Refunded,
4.375%, 10/01/25	3,415,000	3,773,165
4.50%, 10/01/27	1,000,000	1,108,080
4.50%, 10/01/28	3,895,000	4,315,972
Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,057,995
Redmond GO, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,016,970
Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A,
5.75%, 8/15/23	10,000,000	11,079,000
5.00%, 8/15/27	11,000,000	11,372,680
5.00%, 8/15/36	9,000,000	9,119,430
Salem-Keizer School District No. 24J GO, Series B, zero cpn., 6/15/30	8,500,000	4,425,610
Sherwood GO, Washington County, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,514,922
Tigard Water System Revenue, 5.00%,
8/01/37	11,050,000	11,921,845
8/01/42	20,915,000	22,241,220
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, AGMC Insured,
Pre-Refunded, 5.00%, 6/15/25	1,560,000	1,655,098
Tri-County Metropolitan Transportation District Revenue, Payroll Tax, senior lien, Series A,
5.00%, 9/01/37	11,000,000	12,033,560
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, NATL Insured, zero cpn., 6/15/26	6,850,000	4,046,158
Series A, NATL Insured, zero cpn., 6/15/27	7,090,000	3,976,568
Series A, NATL Insured, zero cpn., 6/15/28	2,960,000	1,579,515
Series A, NATL Insured, zero cpn., 6/15/29	3,110,000	1,575,557
Series A, NATL Insured, zero cpn., 6/15/30	3,260,000	1,571,190
Series A, NATL Insured, zero cpn., 12/15/31	3,515,000	1,569,026
Series B, NATL Insured, 4.50%, 12/15/31	2,900,000	3,015,391
Washington County GO, Refunding, 4.375%, 6/01/26	1,000,000	1,064,230
Washington County School District No. 15 Forest Grove GO, Series B, zero cpn.,
6/15/29	2,545,000	1,328,261
6/15/30	2,490,000	1,247,764
6/15/31	3,140,000	1,485,314
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, Pre-Refunded, 5.00%,
6/15/28	4,000,000	4,577,400
		963,771,136

144 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 13.3%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
12/01/24	$840,000	$901,303
12/01/29	3,250,000	3,402,750
		4,304,053
Puerto Rico 12.9%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%,
5/15/43	10,000,000	8,720,400
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/32	15,000,000	11,603,250
Refunding, Series A, 5.75%, 7/01/41	15,000,000	11,611,950
Refunding, Sub Series C-7, NATL Insured, 6.00%, 7/01/28	4,500,000	4,377,510
Series A, 5.125%, 7/01/31	9,885,000	7,394,474
Series A, 5.375%, 7/01/33	10,000,000	7,598,600
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	13,000,000	14,579,240
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	10,000,000	5,995,100
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	6,250,000	4,832,812
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	10,634,900
Series WW, 5.25%, 7/01/33	9,690,000	6,710,422
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3,
NATL Insured, 6.00%, 7/01/25	15,000,000	14,768,850
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	10,000,000	6,441,100
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	20,000,000	14,986,400
first subordinate, Series A, 5.375%, 8/01/39	9,000,000	6,925,140
first subordinate, Series A, 6.50%, 8/01/44	10,000,000	8,607,600
Senior Series C, 5.25%, 8/01/40	2,860,000	2,401,857
		148,189,605
Total U.S. Territories		152,493,658
Total Municipal Bonds (Cost $1,094,261,809) 97.3%		1,116,264,794
Other Assets, less Liabilities 2.7%		30,717,900
Net Assets 100.0%		$1,146,982,694

See Abbreviations on page 181.

Annual Report | The accompanying notes are an integral part of these financial statements. | 145

Franklin Tax-Free Trust
Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.94	$10.79	$9.83	$10.27	$9.65
Income from investment operations[b]:
Net investment income[c]	0.42	0.41	0.44	0.44	0.45
Net realized and unrealized gains (losses)	(0.78)	0.14	0.97	(0.43)	0.62
Total from investment operations	(0.36)	0.55	1.41	0.01	1.07
Less distributions from net investment income	(0.41)	(0.40)	(0.45)	(0.45)	(0.45)
Net asset value, end of year	$10.17	$10.94	$10.79	$9.83	$10.27

Total return[d]	(3.28)%	5.21%	14.64%	(0.02)%	11.22%

Ratios to average net assets
Expenses	0.63%	0.63%	0.64%	0.64%	0.65%
Net investment income	4.04%	3.77%	4.30%	4.28%	4.43%

Supplemental data
Net assets, end of year (000’s)	$981,992	$1,310,224	$1,170,547	$1,003,723	$1,016,824
Portfolio turnover rate	7.04%	4.99%	9.48%	13.15%	12.88%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

146 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.06	$10.90	$9.92	$10.36	$9.73
Income from investment operations[b]:
Net investment income[c]	0.36	0.35	0.39	0.39	0.39
Net realized and unrealized gains (losses)	(0.79)	0.15	0.98	(0.44)	0.63
Total from investment operations	(0.43)	0.50	1.37	(0.05)	1.02
Less distributions from net investment income	(0.35)	(0.34)	(0.39)	(0.39)	(0.39)
Net asset value, end of year	$10.28	$11.06	$10.90	$9.92	$10.36

Total return[d]	(3.86)%	4.67%	14.09%	(0.58)%	10.62%

Ratios to average net assets
Expenses	1.18%	1.18%	1.19%	1.19%	1.20%
Net investment income	3.49%	3.22%	3.75%	3.73%	3.88%

Supplemental data
Net assets, end of year (000’s)	$268,291	$350,937	$288,344	$237,907	$217,322
Portfolio turnover rate	7.04%	4.99%	9.48%	13.15%	12.88%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Pennsylvania Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.95	$10.80	$9.83	$10.27	$9.92
Income from investment operations[c]:
Net investment income[d]	0.43	0.42	0.45	0.45	0.29
Net realized and unrealized gains (losses)	(0.78)	0.15	0.98	(0.43)	0.34
Total from investment operations	(0.35)	0.57	1.43	0.02	0.63
Less distributions from net investment income	(0.42)	(0.42)	(0.46)	(0.46)	(0.28)
Net asset value, end of year	$10.18	$10.95	$10.80	$9.83	$10.27

Total return[e]	(3.18)%	5.31%	14.85%	0.08%	6.42%

Ratios to average net assets[f]
Expenses	0.53%	0.53%	0.54%	0.54%	0.55%
Net investment income	4.14%	3.87%	4.40%	4.38%	4.53%

Supplemental data
Net assets, end of year (000’s)	$42,043	$57,430	$40,671	$18,933	$6,832
Portfolio turnover rate	7.04%	4.99%	9.48%	13.15%	12.88%

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

148 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.3%
Pennsylvania 88.9%
Allegheny County GO,
Series C-60, AGMC Insured, 5.00%, 11/01/27	$3,000,000	$3,186,900
Series C-61, Assured Guaranty, 5.00%, 12/01/33	5,000,000	5,246,600
Series C-65, 5.375%, 5/01/31	5,000,000	5,472,700
Allegheny County Higher Education Building Authority University Revenue, Duquesne University,
5.00%, 3/01/28	3,000,000	3,166,170
5.00%, 3/01/33	1,300,000	1,349,920
Series A, 5.50%, 3/01/31	3,000,000	3,272,010
Series A, XLCA Insured, 5.00%, 3/01/29	5,000,000	5,291,050
Series A, XLCA Insured, 5.00%, 3/01/33	5,630,000	5,895,849
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical
Center, Series A, 5.625%, 8/15/39	12,000,000	13,166,520
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,229,350
NATL RE, FGIC Insured, 5.00%, 12/01/37	6,745,000	6,957,940
Refunding, Series A, NATL Insured, 5.00%, 12/01/30	7,000,000	7,192,010
Allegheny Valley School District GO, Series A, NATL Insured, 5.00%, 11/01/28	1,550,000	1,568,894
Allentown Parking Authority Revenue, Guaranteed Parking, AGMC Insured, 5.00%, 11/15/35	2,430,000	2,468,102
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center
Project, Series A, 5.00%, 11/01/44	10,000,000	10,344,500
Bethel Park School District GO, 5.10%, 8/01/33	3,600,000	3,963,240
Bethlehem Area School District GO, AGMC Insured, 5.25%, 1/15/26	6,605,000	7,234,390
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,990,000	5,541,744
Blair County Hospital Authority Revenue, Altoona Regional Heath System, Pre-Refunded, 6.00%,
11/15/39	6,890,000	7,306,294
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,229,550
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 12/01/35	2,500,000	2,644,725
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/41	10,000,000	10,536,800
Butler Area School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/31	4,000,000	4,014,000
Butler County Hospital Authority Hospital Revenue, Butler Health System Project, 7.25%,
7/01/39	4,500,000	5,222,565
Catasauqua Area School District GO, Refunding, AGMC Insured, 5.00%, 2/15/36	6,000,000	6,246,840
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,499,870
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%,
12/01/41	3,000,000	3,189,870
Centre County Hospital Authority Hospital Revenue, Mount Nittany Medical Center Project,
Assured Guaranty, Pre-Refunded,
5.875%, 11/15/29	1,000,000	1,039,570
6.125%, 11/15/39	3,200,000	3,332,192
6.25%, 11/15/44	2,500,000	2,605,450
Chester County IDA Student Housing Revenue, University Student Housing LLC Project at
West Chester University of Pennsylvania, Series A, 5.00%,
8/01/35	500,000	474,170
8/01/45	1,500,000	1,369,635
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/32	5,000,000	5,307,400

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of
Independent Colleges and Universities of Pennsylvania Financing Program,
Series GG1, NATL Insured, 5.00%, 5/01/34	$3,500,000	$3,643,710
Series HH1, 5.00%, 11/01/39	1,200,000	1,245,984
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%,
11/01/42	4,500,000	4,692,330
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
Refunding, Series A, 6.00%, 6/01/36	10,000,000	10,877,000
Series A, 5.00%, 6/01/42	15,590,000	15,735,611
Dauphin County General Authority Hospital Revenue, HAPSCO Group Inc., The Western
Pennsylvania Hospital Project, Series B, NATL Insured, ETM, 6.25%, 7/01/16	2,155,000	2,315,160
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,180,475
Delaware County Authority Hospital Revenue, Crozer-Keystone Obligated Group, Series A,
5.00%, 12/15/31	5,000,000	4,822,650
Delaware County Authority Revenue,
Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29	1,140,000	1,140,490
Haverford College, 5.00%, 11/15/40	3,000,000	3,178,200
Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26	10,800,000	11,470,896
Delaware County Authority University Revenue, Neumann University,
5.00%, 10/01/25	1,250,000	1,285,887
5.25%, 10/01/31	1,250,000	1,286,300
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate
No. 25 Project, Build America Mutual Assurance, 5.00%, 11/01/38	1,250,000	1,294,475
Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
AMBAC Insured, 5.60%, 7/01/17	5,000,000	5,546,700
East Hempfield Township IDA Revenue, Student Services Inc., Student Housing Project at
Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,054,382
Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
11/01/35	6,000,000	6,084,000
Erie Higher Education Building Authority College Revenue, Mercyhurst College Project, 5.50%,
3/15/38	2,000,000	2,053,880
Erie Parking Authority Parking Facilities Revenue, Guaranteed, Refunding, AGMC Insured,
5.125%, 9/01/32	4,250,000	4,500,962
Erie Water Authority Water Revenue, AGMC Insured, 5.00%, 12/01/43	7,000,000	7,174,440
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,306,334
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,320,600
General Authority of South Central Pennsylvania Revenue, Assn. of Independent Colleges and
Universities, York College of Pennsylvania Project, 5.75%, 11/01/41	9,500,000	10,170,985
General Authority of Southcentral Pennsylvania Revenue, WellSpan Health Obligated Group,
Refunding, Series A, 6.00%, 6/01/25	10,000,000	11,312,900
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A,
6.00%, 6/01/39	1,625,000	1,678,316
Johnstown RDA Sewer Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/15/34	1,825,000	1,864,566
Lackawanna County GO, Series B, AGMC Insured, 5.00%,
9/01/30	8,100,000	8,207,406
9/01/35	7,500,000	7,516,425

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
12/01/32	$1,700,000	$1,753,618
12/01/35	2,500,000	2,563,150
Latrobe IDAR, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	3,839,098
Lehigh County Authority Water and Sewer Revenue, Series A, 5.00%, 12/01/43	5,240,000	5,398,510
Lehigh County General Purpose Authority Revenue, Muhlenberg College Project,
5.25%, 2/01/34	1,500,000	1,575,210
Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health Network, Series B,
AGMC Insured, 5.00%, 7/01/35	11,250,000	11,523,600
Luzerne County IDA Water Facility Revenue, Pennsylvania American Water Co. Water Facilities,
Refunding, 5.50%, 12/01/39	10,000,000	10,868,500
Lycoming County Authority Health System Revenue, Susquehanna Health System Project,
Refunding, Series A, 5.75%, 7/01/39	25,000,000	25,841,250
Lycoming County Authority Revenue, AICUP Financing Program, Lycoming College Project,
Series MM1, 5.25%,
11/01/38	1,400,000	1,471,330
11/01/43	1,495,000	1,556,953
Lycoming County Water and Sewer Authority Sewer Revenue, AGMC Insured, 5.00%,
11/15/35	5,835,000	6,095,941
Marple Newtown School District GO, AGMC Insured, 5.00%, 6/01/31	11,225,000	12,197,534
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,319,750
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center,
5.00%, 1/01/27	1,000,000	1,028,530
5.125%, 1/01/37	2,000,000	2,025,620
5.25%, 1/01/43	2,000,000	2,016,000
Series A, 5.00%, 1/01/41	2,000,000	2,005,000
Montgomery County Higher Education and Health Authority Revenue, Arcadia University,
5.625%, 4/01/40	5,750,000	5,884,607
Montgomery County IDA Health Facilities Revenue, Jefferson Health System, Series A, 5.00%,
10/01/41	9,600,000	9,797,760
Montgomery County IDAR, FHA Insured, 5.375%, 8/01/38	5,000,000	5,361,000
Montour School District GO, AGMC Insured, 5.00%,
4/01/32	5,000,000	5,175,250
4/01/37	12,500,000	12,839,375
Northampton Borough Municipal Authority Water Revenue, NATL Insured, Pre-Refunded,
5.00%, 5/15/34	2,400,000	2,422,413
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital Project,
Series A, 5.50%, 8/15/35	10,000,000	10,176,800
Series B, 5.50%, 8/15/33	2,200,000	2,296,822
Northampton County General Purpose Authority Revenue,
Higher Education, Lehigh University, 5.00%, 11/15/39	20,000,000	21,014,800
Lafayette College, Refunding, 5.00%, 11/01/34	20,000,000	21,092,800
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A,
5.25%, 3/01/42	2,400,000	2,396,496
Northeastern York School District GO, Series B, NATL RE, FGIC Insured, 5.00%,
4/01/30	1,000,000	1,054,650
4/01/31	2,000,000	2,104,500

Annual Report | 151

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Norwin School District GO, AGMC Insured,
5.00%, 4/01/37	$10,000,000	$10,213,600
Pre-Refunded, 5.00%, 4/01/35	3,000,000	3,291,060
Owen J. Roberts School District GO, AGMC Insured, 5.00%, 9/01/36	2,710,000	2,911,516
Pennsylvania State Economic Development Financing Authority Water Facilities Revenue,
Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,371,750
Pennsylvania State Economic Development Financing Authority Water Facility Revenue,
Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,097,160
Pennsylvania State GO,
Second Series, 5.00%, 4/15/23	10,000,000	11,614,100
Second Series A, 5.00%, 8/01/25	5,000,000	5,612,500
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%,
5/01/42	1,800,000	1,809,900
AICUP Financing Program, St. Francis University Project, Series JJ2, 6.25%,
11/01/41	3,840,000	4,081,690
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,301,450
Drexel University, Series A, NATL Insured, 5.00%, 5/01/37	25,525,000	26,296,110
Edinboro University Foundation, Student Housing Project, 6.00%, 7/01/43	3,500,000	3,512,425
Foundation for Indiana University, Student Housing Project, Refunding, Series B, 5.00%,
7/01/41	1,250,000	1,217,213
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,510,600
Philadelphia University, Refunding, 5.00%, 6/01/30	2,295,000	2,302,298
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 5.00%, 10/01/35	1,400,000	1,348,074
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,509,180
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg
University of Pennsylvania, 5.00%, 10/01/44	2,000,000	1,858,280
St. Joseph’s University, Series A, 5.00%, 11/01/40	15,000,000	15,331,050
State System of Higher Education, Series AF, NATL Insured, 5.00%, 6/15/37	7,000,000	7,256,200
Temple University, First Series, 5.00%, 4/01/42	10,000,000	10,438,200
Temple University, Refunding, NATL Insured, 5.00%, 4/01/28	5,000,000	5,241,500
Temple University, Refunding, NATL Insured, 5.00%, 4/01/33	10,000,000	10,388,500
The Trustees of the University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38	5,000,000	5,114,050
The Trustees of the University of Pennsylvania, Series A, 5.00%, 9/01/41	25,000,000	26,715,250
Thomas Jefferson University, 5.00%, 3/01/40	16,980,000	17,502,135
University of Pennsylvania Health System, 5.75%, 8/15/41	3,950,000	4,282,669
University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26	5,000,000	5,777,250
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	13,568,490
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,141,200
University of the Sciences in Philadelphia, Assured Guaranty, 5.00%, 11/01/32	5,000,000	5,193,000
University of the Sciences in Philadelphia, Refunding, Series A, XLCA Insured, 5.00%,
11/01/36	8,315,000	8,416,027
Widener University, 5.00%, 7/15/31	500,000	500,490
Widener University, 5.00%, 7/15/39	2,760,000	2,678,773
Widener University, Pre-Refunded, 5.00%, 7/15/39	2,990,000	3,186,264

152 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue, University
Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
5.00%, 7/01/42	$5,500,000	$5,092,285
Pennsylvania State Public School Building Authority Community College Revenue, Community
College of Philadelphia Project, 6.00%, 6/15/28	5,000,000	5,556,900
Pennsylvania State Public School Building Authority Lease Revenue, School District of
Philadelphia Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	5,166,900
Pennsylvania State Public School Building Authority Revenue, Career Institute of Technology,
NATL RE, FGIC Insured, 5.00%, 11/15/28	1,000,000	1,025,630
Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	5,000,000	5,559,900
Series A, AMBAC Insured, 5.00%, 12/01/34	5,000,000	5,049,950
Series A, Assured Guaranty, 5.00%, 6/01/39	20,000,000	20,620,800
Series C, 5.00%, 12/01/43	10,000,000	10,382,100
Series D, 5.125%, 12/01/40	10,000,000	10,281,800
Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%, 12/01/41	5,000,000	5,408,200
Pennsylvania State University Revenue, 5.00%,
9/01/35	1,000,000	1,028,320
3/01/40	1,500,000	1,604,715
Philadelphia Airport Revenue, Series A, AGMC Insured, 5.00%,
6/15/35	5,000,000	5,218,400
6/15/40	5,000,000	5,193,250
Philadelphia Authority for IDR,
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/23	6,205,000	6,665,845
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/25	5,690,000	6,070,320
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,032,200
Philadelphia Corp. for Aging Project, Series B, AMBAC Insured, 5.25%, 7/01/31	2,000,000	2,000,240
Philadelphia Gas Works Revenue,
Ninth Series, 5.25%, 8/01/40	5,720,000	5,825,534
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	615,000	737,988
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,471,550
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,494,550
Series A, 5.25%, 7/15/33	5,000,000	5,345,550
Series B, Assured Guaranty, Pre-Refunded, 7.125%, 7/15/38	10,000,000	11,596,800
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, Children’s Hospital
of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,198,450
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured,
5.00%, 12/01/21	5,000,000	5,006,350
Philadelphia Municipal Authority Revenue, Lease, 6.50%,
4/01/34	3,250,000	3,616,567
4/01/39	2,500,000	2,732,675
Philadelphia RDAR, Neighborhood Transformation Initiative,
Refunding, 5.00%, 4/15/26	3,000,000	3,271,020
Series C, NATL RE, FGIC Insured, 5.00%, 4/15/31	13,565,000	13,747,314

Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia School District GO,
Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34	$5,000,000	$5,059,150
Series E, 6.00%, 9/01/38	5,000,000	5,398,650
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36	3,000,000	3,174,960
Series A, 5.00%, 1/01/41	13,000,000	13,470,080
Series A, 5.125%, 1/01/43	5,000,000	5,250,900
Series A, AGMC Insured, 5.00%, 7/01/29	11,645,000	11,990,158
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,387,800
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,049,299
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14	180,000	186,271
Reading GO, AGMC Insured, 6.00%, 11/01/28	2,000,000	2,163,840
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,536,537
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,098,100
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton,
XLCA Insured, 5.00%, 11/01/37	8,125,000	8,426,356
Snyder County Higher Education Authority University Revenue, Susquehanna University Project,
5.00%, 1/01/38	4,000,000	4,102,800
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital,
Refunding, Series B, Assured Guaranty, 5.375%, 7/01/35	10,000,000	10,470,600
Southmoreland School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/27	5,025,000	5,283,184
State Public School Building Authority College Revenue, Delaware County Community College
Project, AGMC Insured, 5.00%, 10/01/32	1,000,000	1,043,700
State Public School Building Authority School Lease Revenue,
The School District of Philadelphia Project, 5.00%, 4/01/29	1,835,000	1,947,467
The School District of Philadelphia Project, 5.00%, 4/01/31	2,500,000	2,609,550
The School District of Philadelphia Project, 5.00%, 4/01/32	2,000,000	2,076,600
The School District of the City of Harrisburg Project, Series A, Assured Guaranty, 5.00%,
11/15/33	5,000,000	5,137,650
Susquehanna Area Regional Airport Authority Airport System Revenue, Series A, 6.50%,
1/01/38	4,000,000	4,286,440
Swarthmore Borough Authority College Revenue, Swathmore College Project, 5.00%,
9/15/43	1,000,000	1,079,390
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell
University, Series A, 5.00%, 4/01/42	6,255,000	6,669,394
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, University
Capital Project,
Refunding, Series C, 5.00%, 9/15/35	5,000,000	5,389,550
Series B, 5.00%, 9/15/31	10,000,000	10,931,800
Washington County IDA College Revenue, Washington and Jefferson College, Refunding,
5.25%, 11/01/30	7,525,000	8,024,886
5.00%, 11/01/36	8,470,000	8,713,343
West Mifflin Area School District GO, Allegheny County, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,072,450
Whitehall-Coplay School District GO, Lehigh County, Series A, AGMC Insured, 5.375%,
11/15/34	6,000,000	6,438,420

154 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
3/01/37	$4,500,000	$4,445,190
Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26	5,005,000	5,173,318
		1,148,904,641
U.S. Territories 9.4%
Puerto Rico 8.6%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	2,100,000	1,598,562
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.75%, 7/01/41	7,730,000	5,984,025
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	4,539,800
Series A, 5.00%, 7/01/29	4,000,000	3,008,240
Series A, 5.00%, 7/01/33	7,800,000	5,699,382
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Series B, 5.00%, 7/01/37	7,010,000	4,099,308
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	8,500,000	5,469,665
Series TT, 5.00%, 7/01/32	5,100,000	3,331,269
Series XX, 5.25%, 7/01/40	16,020,000	10,661,470
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	10,000,000	6,441,100
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	20,000,000	15,389,200
first subordinate, Series A, 6.00%, 8/01/42	34,000,000	28,037,080
first subordinate, Series C, 5.50%, 8/01/40	15,000,000	11,930,400
Refunding, Senior Series C, 5.00%, 8/01/46	6,250,000	5,002,750
		111,192,251
U.S. Virgin Islands 0.8%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	5,000,000	4,938,350
senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,774,945
		10,713,295
Total U.S. Territories		121,905,546
Total Municipal Bonds (Cost $1,256,934,592) 98.3%		1,270,810,187
Other Assets, less Liabilities 1.7%		21,516,348
Net Assets 100.0%		$1,292,326,535

See Abbreviations on page 181.

Annual Report | 155

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$912,717,607	$633,794,498	$378,843,615	$1,080,584,886
Value	$921,850,555	$647,402,569	$379,397,905	$1,085,675,032
Cash	1,070,517	8,122,387	11,416,584	24,467,442
Receivables:
Capital shares sold	368,730	164,047	83,979	5,430,284
Interest	9,751,338	8,913,441	3,405,115	14,605,586
Other assets	660	469	278	794
Total assets	933,041,800	664,602,913	394,303,861	1,130,179,138
Liabilities:
Payables:
Capital shares redeemed	2,783,026	1,499,191	755,380	2,593,620
Management fees	368,798	268,833	168,026	442,479
Distribution fees	110,632	93,009	60,361	145,386
Transfer agent fees	51,100	45,877	26,065	93,662
Distributions to shareholders	590,808	253,931	277,875	701,161
Accrued expenses and other liabilities	150,968	69,393	58,180	80,814
Total liabilities	4,055,332	2,230,234	1,345,887	4,057,122
Net assets, at value	$928,986,468	$662,372,679	$392,957,974	$1,126,122,016
Net assets consist of:
Paid-in capital	$930,951,333	$665,940,486	$403,824,057	$1,133,194,998
Undistributed net investment income	733,179	1,031,854	806,291	2,333,656
Net unrealized appreciation (depreciation)	9,132,948	13,608,071	554,290	5,090,146
Accumulated net realized gain (loss)	(11,830,992)	(18,207,732)	(12,226,664)	(14,496,784)
Net assets, at value	$928,986,468	$662,372,679	$392,957,974	$1,126,122,016

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$798,956,632	$520,274,923	$301,323,356	$951,408,637
Shares outstanding	73,952,760	44,613,824	28,282,862	81,531,929
Net asset value per share[a]	$10.80	$11.66	$10.65	$11.67
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$11.28	$12.18	$11.12	$12.19
Class C:
Net assets, at value	$100,188,105	$107,704,657	$75,730,290	$148,136,118
Shares outstanding	9,142,714	9,141,347	7,059,366	12,522,345
Net asset value and maximum offering price per share[a]	$10.96	$11.78	$10.73	$11.83
Advisor Class:
Net assets, at value	$29,841,731	$34,393,099	$15,904,328	$26,577,261
Shares outstanding	2,756,306	2,949,565	1,494,101	2,271,974
Net asset value and maximum offering price per share	$10.83	$11.66	$10.64	$11.70

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$959,142,207	$1,424,031,272	$1,094,261,809	$1,256,934,592
Value	$1,009,838,443	$1,466,584,771	$1,116,264,794	$1,270,810,187
Cash	4,375,183	3,807,839	20,229,759	8,205,187
Receivables:
Investment securities sold	—	—	1,006,849	—
Capital shares sold	949,183	3,452,433	1,037,161	1,079,659
Interest	8,955,425	16,508,147	12,532,742	17,452,190
Other assets	729	1,056	812	942
Total assets	1,024,118,963	1,490,354,246	1,151,072,117	1,297,548,165
Liabilities:
Payables:
Capital shares redeemed	1,850,656	5,224,499	2,796,879	3,652,119
Management fees	403,137	576,003	450,079	504,562
Distribution fees	157,514	237,339	163,782	207,785
Transfer agent fees	88,253	129,324	76,788	110,848
Distributions to shareholders	299,687	565,998	505,791	635,959
Accrued expenses and other liabilities	88,109	136,321	96,104	110,357
Total liabilities	2,887,356	6,869,484	4,089,423	5,221,630
Net assets, at value	$1,021,231,607	$1,483,484,762	$1,146,982,694	$1,292,326,535
Net assets consist of:
Paid-in capital	$983,218,526	$1,468,366,713	$1,144,578,399	$1,303,876,319
Undistributed net investment income	791,812	4,977,003	2,336,701	2,325,567
Net unrealized appreciation (depreciation)	50,696,236	42,553,499	22,002,985	13,875,595
Accumulated net realized gain (loss)	(13,474,967)	(32,412,453)	(21,935,391)	(27,750,946)
Net assets, at value	$1,021,231,607	$1,483,484,762	$1,146,982,694	$1,292,326,535

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$717,104,428	$1,144,884,743	$924,611,068	$981,992,484
Shares outstanding	57,896,222	92,060,638	79,105,296	96,562,926
Net asset value per share[a]	$12.39	$12.44	$11.69	$10.17
Maximum offering price per share (net asset value
per share ÷ 95.75%)	$12.94	$12.99	$12.21	$10.62
Class C:
Net assets, at value	$205,745,072	$301,446,742	$188,146,997	$268,291,200
Shares outstanding	16,451,114	23,959,479	15,884,534	26,097,333
Net asset value and maximum offering price
per share[a]	$12.51	$12.58	$11.84	$10.28
Advisor Class:
Net assets, at value	$98,382,107	$37,153,277	$34,224,629	$42,042,851
Shares outstanding	7,936,680	2,986,694	2,925,655	4,130,980
Net asset value and maximum offering price
per share	$12.40	$12.44	$11.70	$10.18

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$48,658,112	$34,555,556	$20,405,887	$57,698,069
Expenses:
Management fees (Note 3a)	4,840,892	3,564,104	2,314,371	5,892,243
Distribution fees: (Note 3c)
Class A	875,313	577,399	345,992	1,069,852
Class C	789,374	839,157	621,404	1,136,081
Transfer agent fees: (Note 3e)
Class A	283,069	251,736	146,650	541,820
Class C	39,552	56,591	40,791	88,873
Advisor Class	10,839	16,474	10,461	11,670
Custodian fees	7,899	5,720	3,561	9,173
Reports to shareholders	45,098	39,611	26,056	63,765
Registration and filing fees	47,575	40,226	21,991	47,497
Professional fees	40,184	38,878	36,152	43,065
Trustees’ fees and expenses	5,228	3,794	2,416	6,497
Other	63,601	57,465	43,159	67,597
Total expenses	7,048,624	5,491,155	3,613,004	8,978,133
Net investment income	41,609,488	29,064,401	16,792,883	48,719,936
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(10,662,500)	(11,130,671)	(10,361,734)	(10,871,652)
Net change in unrealized appreciation (depreciation) on
investments	(65,680,476)	(45,163,175)	(29,254,913)	(76,015,388)
Net realized and unrealized gain (loss)	(76,342,976)	(56,293,846)	(39,616,647)	(86,887,040)
Net increase (decrease) in net assets resulting from
operations	$(34,733,488)	$(27,229,445)	$(22,823,764)	$(38,167,104)

160 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2014

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$43,085,735	$74,506,109	$58,293,914	$69,734,399
Expenses:
Management fees (Note 3a)	5,158,732	7,634,179	6,001,673	6,884,984
Distribution fees: (Note 3c)
Class A	797,182	1,265,104	1,028,149	1,123,116
Class C	1,528,006	2,290,403	1,447,373	1,980,781
Transfer agent fees: (Note 3e)
Class A	419,909	622,562	403,939	559,445
Class C	124,197	174,151	87,821	150,010
Advisor Class	33,980	19,906	16,567	23,892
Custodian fees	8,493	12,898	9,876	11,414
Reports to shareholders	65,898	99,641	66,020	95,354
Registration and filing fees	56,514	71,521	37,970	49,815
Professional fees	43,304	46,975	42,842	48,094
Trustees’ fees and expenses	5,525	8,433	6,604	7,608
Other	94,342	103,559	97,920	95,122
Total expenses	8,336,082	12,349,332	9,246,754	11,029,635
Net investment income	34,749,653	62,156,777	49,047,160	58,704,764
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(9,413,136)	(22,358,299)	(21,457,158)	(22,549,318)
Net change in unrealized appreciation (depreciation) on
investments	(50,034,578)	(87,446,765)	(89,418,600)	(104,345,004)
Net realized and unrealized gain (loss)	(59,447,714)	(109,805,064)	(110,875,758)	(126,894,322)
Net increase (decrease) in net assets resulting from
operations	$(24,698,061)	$(47,648,287)	$(61,828,598)	$(68,189,558)

Annual Report | The accompanying notes are an integral part of these financial statements. | 161

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$41,609,488	$43,306,566	$29,064,401	$29,569,308
Net realized gain (loss) from investments	(10,662,500)	609,376	(11,130,671)	1,109,554
Net change in unrealized appreciation
(depreciation) on investments	(65,680,476)	21,659,215	(45,163,175)	10,179,612
Net increase (decrease) in net assets
resulting from operations	(34,733,488)	65,575,157	(27,229,445)	40,858,474
Distributions to shareholders from:
Net investment income:
Class A	(35,403,722)	(36,828,219)	(22,330,206)	(23,163,969)
Class B	—	(27,549)	—	—
Class C	(4,161,983)	(4,406,846)	(4,214,167)	(4,478,361)
Advisor Class	(1,379,534)	(1,206,374)	(1,498,171)	(1,417,394)
Total distributions to shareholders	(40,945,239)	(42,468,988)	(28,042,544)	(29,059,724)
Capital share transactions: (Note 2)
Class A	(120,314,984)	42,710,189	(97,806,660)	68,141,448
Class B	(103,326)	(1,561,793)	—	—
Class C	(40,877,767)	29,548,564	(42,993,486)	32,678,754
Advisor Class	(3,838,611)	14,848,728	(4,834,043)	9,522,595
Total capital share transactions	(165,134,688)	85,545,688	(145,634,189)	110,342,797
Net increase (decrease) in net assets	(240,813,415)	108,651,857	(200,906,178)	122,141,547
Net assets:
Beginning of year	1,169,799,883	1,061,148,026	863,278,857	741,137,310
End of year	$928,986,468	$1,169,799,883	$662,372,679	$863,278,857
Undistributed net investment income included
in net assets:
End of year	$733,179	$77,768	$1,031,854	$17,474

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$16,792,883	$18,601,245	$48,719,936	$51,283,358
Net realized gain (loss) from investments	(10,361,734)	969,628	(10,871,652)	1,588,480
Net change in unrealized appreciation
(depreciation) on investments	(29,254,913)	2,522,021	(76,015,388)	12,732,042
Net increase (decrease) in net assets
resulting from operations	(22,823,764)	22,092,894	(38,167,104)	65,603,880
Distributions to shareholders from:
Net investment income:
Class A	(12,247,189)	(14,342,762)	(40,584,761)	(43,467,062)
Class B	—	—	—	(35,036)
Class C	(2,821,374)	(3,477,589)	(5,552,956)	(5,863,433)
Advisor Class	(875,236)	(1,029,687)	(892,204)	(724,634)
Total distributions to shareholders	(15,943,799)	(18,850,038)	(47,029,921)	(50,090,165)
Capital share transactions: (Note 2)
Class A	(75,143,174)	13,740,158	(234,510,548)	2,098,972
Class B	—	—	(154,705)	(2,369,893)
Class C	(38,216,039)	15,899,624	(51,944,608)	17,415,658
Advisor Class	(12,835,188)	7,180,636	7,997,647	2,632,207
Total capital share transactions	(126,194,401)	36,820,418	(278,612,214)	19,776,944
Net increase (decrease) in net assets	(164,961,964)	40,063,274	(363,809,239)	35,290,659
Net assets:
Beginning of year	557,919,938	517,856,664	1,489,931,255	1,454,640,596
End of year	$392,957,974	$557,919,938	$1,126,122,016	$1,489,931,255
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$806,291	$(30,749)	$2,333,656	$672,978

Annual Report | The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$34,749,653	$36,514,341	$62,156,777	$64,549,875
Net realized gain (loss) from investments	(9,413,136)	210,277	(22,358,299)	2,456,718
Net change in unrealized appreciation
(depreciation) on investments	(50,034,578)	15,396,550	(87,446,765)	17,708,714
Net increase (decrease) in net assets
resulting from operations	(24,698,061)	52,121,168	(47,648,287)	84,715,307
Distributions to shareholders from:
Net investment income:
Class A	(25,452,835)	(28,291,653)	(45,631,208)	(49,939,124)
Class B	—	—	—	(39,110)
Class C	(6,147,050)	(6,638,531)	(10,595,782)	(11,602,709)
Advisor Class	(2,212,929)	(1,474,394)	(1,484,798)	(1,519,962)
Total distributions to shareholders	(33,812,814)	(36,404,578)	(57,711,788)	(63,100,905)
Capital share transactions: (Note 2)
Class A	(144,520,380)	73,284,471	(221,592,946)	124,045,417
Class B	—	—	(105,490)	(2,591,693)
Class C	(51,541,588)	42,667,366	(91,359,992)	65,464,514
Advisor Class	51,023,924	10,371,102	(5,363,390)	8,767,707
Total capital share transactions	(145,038,044)	126,322,939	(318,421,818)	195,685,945
Net increase (decrease) in net assets	(203,548,919)	142,039,529	(423,781,893)	217,300,347
Net assets:
Beginning of year	1,224,780,526	1,082,740,997	1,907,266,655	1,689,966,308
End of year	$1,021,231,607	$1,224,780,526	$1,483,484,762	$1,907,266,655
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$791,812	$(119,569)	$4,977,003	$836,186

164 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$49,047,160	$49,668,516	$58,704,764	$59,363,913
Net realized gain (loss) from investments	(21,457,158)	1,151,204	(22,549,318)	508,601
Net change in unrealized appreciation
(depreciation) on investments	(89,418,600)	13,554,523	(104,345,004)	19,781,177
Net increase (decrease) in net assets
resulting from operations	(61,828,598)	64,374,243	(68,189,558)	79,653,691
Distributions to shareholders from:
Net investment income:
Class A	(38,518,784)	(40,042,347)	(44,846,981)	(46,212,088)
Class B	—	—	—	(53,733)
Class C	(6,988,600)	(7,327,223)	(10,202,093)	(10,067,766)
Advisor Class	(1,603,261)	(1,568,729)	(1,954,596)	(1,830,966)
Total distributions to shareholders	(47,110,645)	(48,938,299)	(57,003,670)	(58,164,553)
Capital share transactions: (Note 2)
Class A	(179,265,453)	94,750,742	(232,891,942)	123,217,052
Class B	—	—	(213,542)	(3,249,453)
Class C	(59,472,908)	33,593,027	(57,008,097)	58,182,722
Advisor Class	(10,638,010)	8,823,590	(11,170,030)	16,165,604
Total capital share transactions	(249,376,371)	137,167,359	(301,283,611)	194,315,925
Net increase (decrease) in net assets	(358,315,614)	152,603,303	(426,476,839)	215,805,063
Net assets:
Beginning of year	1,505,298,308	1,352,695,005	1,718,803,374	1,502,998,311
End of year	$1,146,982,694	$1,505,298,308	$1,292,326,535	$1,718,803,374
Undistributed net investment income
included in net assets:
End of year	$2,336,701	$407,476	$2,325,567	$686,730

Annual Report | The accompanying notes are an integral part of these financial statements. | 165

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, eight of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer three classes of shares: Class A, Class C, and Advisor Class. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

166 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Annual Report | 167

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

168 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	11,016,150	$120,414,193	4,869,829	$57,467,098
Shares issued in reinvestment of
distributions	2,623,857	28,453,459	1,691,354	19,813,837
Shares redeemed	(24,970,398)	(269,182,636)	(15,056,386)	(175,087,595)
Net increase (decrease)	(11,330,391)	$(120,314,984)	(8,495,203)	$(97,806,660)
Year ended February 28, 2013
Shares sold	13,158,387	$150,690,554	10,860,377	$134,937,182
Shares issued in reinvestment of
distributions	2,569,237	29,430,954	1,650,720	20,478,095
Shares redeemed	(12,018,402)	(137,411,319)	(7,031,036)	(87,273,829)
Net increase (decrease)	3,709,222	$42,710,189	5,480,061	$68,141,448
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(8,908)	$(103,326)
Year ended February 28, 2013
Shares sold	3,228	$37,408
Shares issued in reinvestment of
distributions	1,825	20,950
Shares redeemed	(140,935)	(1,620,151)
Net increase (decrease)	(135,882)	$(1,561,793)
Class C Shares:
Year ended February 28, 2014
Shares sold	1,241,721	$13,926,732	1,164,859	$13,968,264
Shares issued in reinvestment of
distributions	335,670	3,698,081	323,508	3,834,313
Shares redeemed	(5,342,950)	(58,502,580)	(5,154,596)	(60,796,063)
Net increase (decrease)	(3,765,559)	$(40,877,767)	(3,666,229)	$(42,993,486)
Year ended February 28, 2013
Shares sold	4,001,817	$46,478,246	3,712,623	$46,556,699
Shares issued in reinvestment of
distributions	337,803	3,923,869	327,126	4,098,015
Shares redeemed	(1,795,068)	(20,853,551)	(1,434,656)	(17,975,960)
Net increase (decrease)	2,544,552	$29,548,564	2,605,093	$32,678,754

Annual Report | 169

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,413,465	$15,479,805	1,018,921	$11,998,030
Shares issued in reinvestment of
distributions	87,252	947,473	101,801	1,192,272
Shares redeemed	(1,888,335)	(20,265,889)	(1,548,234)	(18,024,345)
Net increase (decrease)	(387,618)	$(3,838,611)	(427,512)	$(4,834,043)
Year ended February 28, 2013
Shares sold	1,868,237	$21,403,684	1,541,497	$19,119,193
Shares issued in reinvestment of
distributions	77,773	893,843	93,595	1,161,178
Shares redeemed	(648,014)	(7,448,799)	(868,481)	(10,757,776)
Net increase (decrease)	1,297,996	$14,848,728	766,611	$9,522,595

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	4,210,757	$45,464,290	5,063,928	$59,643,726
Shares issued in reinvestment of
distributions	908,300	9,748,155	2,807,637	32,778,744
Shares redeemed	(12,242,640)	(130,355,619)	(28,075,664)	(326,933,018)
Net increase (decrease)	(7,123,583)	$(75,143,174)	(20,204,099)	$(234,510,548)
Year ended February 28, 2013
Shares sold	5,423,418	$62,039,119	10,253,628	$126,270,401
Shares issued in reinvestment of
distributions	967,826	11,069,517	2,876,150	35,415,795
Shares redeemed	(5,190,238)	(59,368,478)	(12,944,825)	(159,587,224)
Net increase (decrease)	1,201,006	$13,740,158	184,953	$2,098,972
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(12,445)	$(154,705)
Year ended February 28, 2013
Shares sold			7	$104
Shares issued in reinvestment of
distributions			2,694	33,215
Shares redeemed			(194,464)	(2,403,212)
Net increase (decrease)			(191,763)	$(2,369,893)

170 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2014
Shares sold	653,834	$7,215,674	1,358,262	$16,333,952
Shares issued in reinvestment of
distributions	205,885	2,226,953	402,004	4,757,992
Shares redeemed	(4,422,120)	(47,658,666)	(6,198,220)	(73,036,552)
Net increase (decrease)	(3,562,401)	$(38,216,039)	(4,437,954)	$(51,944,608)
Year ended February 28, 2013
Shares sold	2,484,083	$28,564,759	3,329,519	$41,506,392
Shares issued in reinvestment of
distributions	232,435	2,676,649	406,299	5,068,469
Shares redeemed	(1,333,285)	(15,341,784)	(2,335,324)	(29,159,203)
Net increase (decrease)	1,383,233	$15,899,624	1,400,494	$17,415,658
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	475,844	$5,158,061	1,904,776	$22,809,707
Shares issued in reinvestment of
distributions	41,489	446,125	65,881	769,267
Shares redeemed	(1,734,759)	(18,439,374)	(1,338,962)	(15,581,327)
Net increase (decrease)	(1,217,426)	$(12,835,188)	631,695	$7,997,647
Year ended February 28, 2013
Shares sold	1,311,840	$15,007,933	800,914	$9,886,686
Shares issued in reinvestment of
distributions	44,102	504,176	48,585	599,929
Shares redeemed	(729,196)	(8,331,473)	(633,191)	(7,854,408)
Net increase (decrease)	626,746	$7,180,636	216,308	$2,632,207

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	6,282,081	$78,551,539	8,324,965	$104,217,066
Shares issued in reinvestment of
distributions	1,804,644	22,371,546	3,221,051	40,005,294
Shares redeemed	(19,891,540)	(245,443,465)	(29,676,471)	(365,815,306)
Net increase (decrease)	(11,804,815)	$(144,520,380)	(18,130,455)	$(221,592,946)
Year ended February 28, 2013
Shares sold	12,366,511	$159,925,264	19,221,332	$251,399,442
Shares issued in reinvestment of
distributions	1,929,970	24,946,581	3,362,363	43,963,592
Shares redeemed	(8,629,739)	(111,587,374)	(13,108,710)	(171,317,617)
Net increase (decrease)	5,666,742	$73,284,471	9,474,985	$124,045,417

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(8,004)	$(105,490)
Year ended February 28, 2013
Shares sold			642	$8,479
Shares issued in reinvestment of
distributions			2,803	36,617
Shares redeemed			(201,193)	(2,636,789)
Net increase (decrease)			(197,748)	$(2,591,693)
Class C Shares:
Year ended February 28, 2014
Shares sold	2,152,620	$27,372,712	2,570,771	$33,026,582
Shares issued in reinvestment of
distributions	426,038	5,332,862	764,242	9,606,299
Shares redeemed	(6,774,364)	(84,247,162)	(10,752,045)	(133,992,873)
Net increase (decrease)	(4,195,706)	$(51,541,588)	(7,417,032)	$(91,359,992)
Year ended February 28, 2013
Shares sold	5,124,545	$66,857,789	7,471,954	$98,746,640
Shares issued in reinvestment of
distributions	432,298	5,640,304	803,482	10,624,746
Shares redeemed	(2,287,238)	(29,830,727)	(3,323,624)	(43,906,872)
Net increase (decrease)	3,269,605	$42,667,366	4,951,812	$65,464,514
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	5,727,437	$70,622,891	1,344,243	$16,835,569
Shares issued in reinvestment of
distributions	160,696	1,982,849	76,376	949,548
Shares redeemed	(1,754,382)	(21,581,816)	(1,891,026)	(23,148,507)
Net increase (decrease)	4,133,751	$51,023,924	(470,407)	$(5,363,390)
Year ended February 28, 2013
Shares sold	1,423,095	$18,446,616	1,160,384	$15,198,682
Shares issued in reinvestment of
distributions	96,798	1,252,322	76,913	1,006,084
Shares redeemed	(719,496)	(9,327,836)	(567,532)	(7,437,059)
Net increase (decrease)	800,397	$10,371,102	669,765	$8,767,707

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	7,969,601	$95,198,882	9,953,253	$103,585,199
Shares issued in reinvestment of
distributions	2,839,496	33,433,945	3,751,723	38,435,397
Shares redeemed	(26,268,394)	(307,898,280)	(36,892,227)	(374,912,538)
Net increase (decrease)	(15,459,297)	$(179,265,453)	(23,187,251)	$(232,891,942)
Year ended February 28, 2013
Shares sold	15,554,287	$195,217,017	21,234,994	$231,654,733
Shares issued in reinvestment of
distributions	2,756,547	34,604,992	3,651,987	39,823,306
Shares redeemed	(10,757,261)	(135,071,267)	(13,588,754)	(148,260,987)
Net increase (decrease)	7,553,573	$94,750,742	11,298,227	$123,217,052
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(19,441)	$(213,542)
Year ended February 28, 2013
Shares sold			7,836	$84,890
Shares issued in reinvestment of
distributions			4,216	45,891
Shares redeemed			(310,021)	(3,380,234)
Net increase (decrease)			(297,969)	$(3,249,453)
Class C Shares:
Year ended February 28, 2014
Shares sold	1,682,410	$20,433,459	3,211,832	$33,853,102
Shares issued in reinvestment of
distributions	526,299	6,280,270	837,910	8,673,460
Shares redeemed	(7,260,714)	(86,186,637)	(9,692,065)	(99,534,659)
Net increase (decrease)	(5,052,005)	$(59,472,908)	(5,642,323)	$(57,008,097)
Year ended February 28, 2013
Shares sold	4,571,020	$58,040,662	8,308,662	$91,464,060
Shares issued in reinvestment of
distributions	513,463	6,529,514	782,960	8,627,998
Shares redeemed	(2,433,856)	(30,977,149)	(3,801,196)	(41,909,336)
Net increase (decrease)	2,650,627	$33,593,027	5,290,426	$58,182,722

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,263,528	$14,994,738	1,451,353	$14,887,063
Shares issued in reinvestment of
distributions	110,171	1,299,785	153,871	1,578,934
Shares redeemed	(2,313,714)	(26,932,533)	(2,718,949)	(27,636,027)
Net increase (decrease)	(940,015)	$(10,638,010)	(1,113,725)	$(11,170,030)
Year ended February 28, 2013
Shares sold	1,403,301	$17,670,751	2,047,781	$22,372,512
Shares issued in reinvestment of
distributions	100,046	1,257,454	138,045	1,507,415
Shares redeemed	(803,703)	(10,104,615)	(706,545)	(7,714,323)
Net increase (decrease)	699,644	$8,823,590	1,479,281	$16,165,604

aEffective March 1, 2013, all Class B Shares were converted to Class A.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$156,667	$101,463	$48,037	$111,273
CDSC retained	$58,379	$63,219	$32,735	$37,210

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$130,958	$223,579	$229,252	$235,367
CDSC retained	$85,024	$79,039	$79,464	$72,339

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$132,948	$115,584	$79,607	$296,438

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$220,418	$309,529	$194,871	$319,338

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2014, the capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to
expiration:
2015	$659,023	$—	$—	$—
2018	—	2,700,288	—	—
2019	—	1,448,482	—	—
Capital loss carryforwards not subject to
expiration:
Short term	10,123,321	11,894,506	7,078,540	10,458,135
Long term	559,492	2,164,456	4,578,082	3,953,479
Total capital loss carryforwards	$11,341,836	$18,207,732	$11,656,622	$14,411,614

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to
expiration:
2015	$502,103	$—	$—	$—
2016	—	—	422,791	—
2017	1,004,796	264,319	—	—
2018	286,131	—	—	3,499,532
Capital loss carryforwards not subject to
expiration:
Short term	5,994,818	14,379,065	11,873,446	9,574,305
Long term	4,606,565	10,760,348	9,576,419	12,261,385
Total capital loss carryforwards	$12,394,413	$25,403,732	$21,872,656	$25,335,222

On February 28, 2014, the Franklin Arizona Tax-Free Income Fund had expired capital loss carryforwards of $2,638,564, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2014 and 2013, was as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$40,945,239	$42,468,988	$28,042,544	$29,059,724

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$15,943,799	$18,850,038	$47,029,921	$50,090,165

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$33,812,814	$36,404,578	$57,711,788	$63,100,905

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from tax exempt
income	$47,110,645	$48,938,299	$57,003,670	$58,164,553

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At February 28, 2014, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$913,070,508	$633,659,408	$379,399,811	$1,080,294,593

Unrealized appreciation	$38,866,951	$29,503,564	$12,083,853	$33,558,405
Unrealized depreciation	(30,086,904)	(15,760,403)	(12,085,759)	(28,177,966)
Net unrealized appreciation
(depreciation)	$8,780,047	$13,743,161	$(1,906)	$5,380,439

Distributable earnings –
undistributed tax exempt
income	$1,187,730	$1,150,698	$1,070,318	$2,659,360

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$959,970,958	$1,429,868,899	$1,094,164,873	$1,259,176,506

Unrealized appreciation	$55,481,078	$57,156,760	$56,567,567	$54,224,487
Unrealized depreciation	(5,613,593)	(20,440,888)	(34,467,646)	(42,590,806)
Net unrealized appreciation
(depreciation)	$49,867,485	$36,715,872	$22,099,921	$11,633,681

Distributable earnings –
undistributed tax exempt
income	$839,697	$4,371,907	$2,682,822	$2,787,721

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

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Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2014, were as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$149,125,835	$56,864,704	$37,452,048	$114,253,718
Sales	$297,609,933	$192,876,628	$149,680,788	$278,912,489

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$75,339,663	$144,435,845	$105,288,800	$101,350,214
Sales	$209,464,993	$447,126,725	$351,719,181	$320,754,128

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

7. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended February 28, 2014, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2014, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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Notes to Financial Statements (continued)

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

AGMC	- Assured Guaranty Municipal Corp.	IDAR	-IndustrialDevelopment Authority Revenue
AMBAC	- American Municipal Bond Assurance Corp.	IDR	-IndustrialDevelopment Revenue
BHAC	- Berkshire Hathaway Assurance Corp.	ISD	-IndependentSchool District
CDA	- Community Development Authority/Agency	MBS	- Mortgage-Backed Security
CIFG	- CDC IXIS Financial Guaranty	MFHR	-Multi-FamilyHousing Revenue
COP	- Certificate of Participation	MFR	-Multi-FamilyRevenue
EDA	- Economic Development Authority	NATL	- National Public Financial Guarantee Corp.
EDR	- Economic Development Revenue	NATL RE	- National Public Financial Guarantee Corp.
ETM	- Escrow to Maturity		Reinsured
FGIC	-FinancialGuaranty Insurance Co.	PBA	-PublicBuilding Authority
FHA	- Federal Housing Authority/Agency	PCC	- Pollution Control Corp.
FICO	-FinancingCorp.	PCR	- Pollution Control Revenue
GNMA	- Government National Mortgage Association	PFAR	-PublicFinancing Authority Revenue
GO	-GeneralObligation	RDA	- Redevelopment Agency/Authority
HDA	-HousingDevelopment Authority/Agency	RDAR	- Redevelopment Agency Revenue
HFA	-HousingFinance Authority/Agency	SFM	-SingleFamily Mortgage
HFAR	-HousingFinance Authority Revenue	SFMR	-SingleFamily Mortgage Revenue
ID	- Improvement District	USD	-Unified/UnionSchool District
IDA	-IndustrialDevelopment Authority/Agency	XLCA	- XL Capital Assurance

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Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2014

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2014. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

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Franklin Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1984	140	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

184 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2005	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	140	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2010-2012) and Graham Holdings
Company (formerly, The Washington
Post Company) (education and media
organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing);
serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 185

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

186 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the invest-
ment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Annual Report | 187

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

188 | Annual Report

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

Annual Report | 189

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/ New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper report showed the income return for each Fund to be above the median of its Lipper performance universe for 2013, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest performing quintile during all such periods. The Lipper

190 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

report showed the total returns of a majority of the Funds to be below the medians of their respective Lipper performance universes in 2013, but on an annualized basis, the total returns of all the Funds were at or above the medians of their Lipper performance universes for the 10-year period, with the majority being at or above the middle performing quintile of their respective performance universes for the previous three- and five-year periods as well. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective Lipper expense groups, with each being in the least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered

Annual Report | 191

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2013, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides a sharing of benefits with the Fund and its shareholders.

192 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

TF3 A 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $823,994 for the fiscal year ended February 28, 2014 and $872,267 for the fiscal year ended February 28, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended February 28, 2014 and $4,600 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2014 and $12,167 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended February 28, 2014 and $140,283 for the fiscal year ended February 28, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,124 for the fiscal year ended February 28, 2014 and $157,050 for the fiscal year ended February 28, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                          N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.      N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 25, 2014